UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material under Rule 14a-12

CHINA BIOLOGIC PRODUCTS, INC.
(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Explanatory Note

This Amendment No. 1 to the Proxy Statement (the “Amended Proxy Statement”) is being filed to amend and restate in its entirety the Definitive Proxy Statement of China Biologic Products, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2012 (the “Original Proxy Statement”) to (1) reflect the postponement of the Annual Meeting of the Stockholders of the Company (the “Annual Meeting”) to July 20, 2012 at 10 a.m., Beijing time and the change of the record date for the Annual Meeting to the close of business on June 8, 2012 as provided in the Notice of Annual Meeting of Stockholders filed with the SEC on June 8, 2012, (2) reflect the change of certain director nominee provided in Proposal No. 1 (election of directors), (3) include additional proposals on adopting certain amendments to the Company’s currently effective Certificate of Incorporation and Bylaws, and (4) revise and update certain other disclosure in the Original Proxy Statement.

18th Floor, Jialong International Building
19 Chaoyang Park Road
Chaoyang District, Beijing 100125
People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 20, 2012

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of China Biologic Products, Inc., a Delaware corporation (the “Company”), will now be held on Friday, July 20, 2012, at 10 a.m., Beijing time, at the principal office of the Company located at 18th Floor, Jialong International Building, 19 Chaoyang Park Road, Chaoyang District, Beijing 100125, People’s Republic of China, for the following purposes:

1.

To elect the nine individuals listed in the accompanying Amended Proxy Statement to the Board of Directors of the Company (the “Board”), each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the selection by the Audit Committee of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012;

3.	To have an advisory vote to approve the compensation of our named executive officers as disclosed in the attached Amended Proxy Statement;

4.

To adopt an amendment to the Company’s currently effective Certificate of Incorporation to (i) permit the Board to issue up to 10,000,000 shares of preferred stock in one or more series and with such rights (including voting, dividend and conversion), preferences and designations as the Board deems necessary or advisable without any further action by our stockholders and (ii) require an affirmative vote of holders of at least two-thirds (2/3) of the combined voting power of the then outstanding shares of capital stock of the Company, voting together as a single class, to amend such provision;

5.

To adopt an amendment to the Company’s currently effective Certificate of Incorporation to (i) prohibit stockholders from taking action by written consent in lieu of a meeting, and (ii) require an affirmative vote of holders of at least two- thirds (2/3) of the combined voting power of the then outstanding shares of capital stock of the Company, voting together as a single class, to amend such provision;

6.

To adopt an amendment to the Company’s currently effective Certificate of Incorporation to clarify that the Board has the power to adopt, amend or repeal the Bylaws of the Company unless otherwise specified for any particular provision in such Bylaws;

7.

To adopt certain amendments to the Company’s currently effective Certificate of Incorporation and Bylaws to (i) adopt a classified board and authorize the Board to designate the Directors into three classes, and (ii) require an affirmative vote of holders of at least two-thirds (2/3) of the combined voting power of the then outstanding shares of capital stock of the Company, voting together as a single class, to amend such provision;

8.	To adopt an amendment to the Company’s currently effective Bylaws to prohibit stockholders and certain other persons from calling a special meeting of the stockholders of the Company;

9.	To adopt an amendment to the Company’s currently effective Bylaws to provide advance notice requirements for business that may be conducted at a stockholder meeting;

10.	To adopt an amendment to the Company’s currently effective Bylaws to provide that the Board shall consist of no more than nine members;

11.	To adopt an amendment to the Company’s currently effective Bylaws to require an affirmative vote of holders of at least two-thirds (2/3) of the combined voting power of the then outstanding shares of capital stock of the Company, voting together as a single class, to further amend the proposed provisions described in Proposal No. 7 to Proposal No. 10, should such proposals be approved by our stockholders at the Annual Meeting; and

12.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

If you owned our common stock at the close of business on June 8, 2012, you may attend and vote at the Annual Meeting.

The Amended Proxy Statement describing the matters to be considered at the Annual Meeting is attached to this Notice. Our 2011 Annual Report accompanies this Notice, but it is not deemed to be part of the Amended Proxy Statement.

It is important that you review the enclosed proxy materials. Because of the significant changes to the proxy materials, proxies solicited by the Company prior to the date of the Amended Proxy Statement are being disregarded.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED BLUE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE BLUE PROXY CARD REPLACES THE WHITE PROXY CARD PREVIOUSLY SENT TO YOU ON MAY 2, 2012. PROXIES GRANTED BY THE WHITE PROXY CARD WILL NOT BE COUNTED AT THE ANNUAL MEETING.

ANY VOTE CAST OVER THE INTERNET OR BY TELEPHONE PRIOR TO THE DATE OF THE AMENDED PROXY STATEMENT WILL NOT BE COUNTED. IF YOU HAVE ALREADY VOTED OVER THE INTERNET OR BY TELEPHONE, YOU MUST REVOTE IN SUCH MANNER PRIOR TO THE ANNUAL MEETING IN ORDER FOR YOUR VOTE TO BE COUNTED.

IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES OF COMMON STOCK PERSONNALLY EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

Sincerely,

/s/ David (Xiaoying) Gao
David (Xiaoying) Gao
Chief Executive Officer
July 2, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JULY 20, 2012

This Notice and Amended Proxy Statement and our 2011 Annual Report are available online at http://www.iproxydirect.com/CBPO.

In accordance with SEC rules and regulations, we are required to provide you with this full set of proxy materials, including Notice of Annual Meeting, Amended Proxy Statement, and a blue proxy card. The Company expects to mail, on or about July 2, 2012, this full set of proxy materials to its stockholders of record and beneficial owners.

18th Floor, Jialong International Building
19 Chaoyang Park Road
Chaoyang District, Beijing 100125
People’s Republic of China

_________________________________

PROXY STATEMENT

_________________________________

The Board of Directors (the “Board”) of China Biologic Products, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”) is furnishing this amended and restated proxy statement (the “Amended Proxy Statement”) and the accompanying proxy to you to solicit your proxy for the 2012 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Friday, July 20, 2012, at 10 a.m., Beijing time, at the principal office the Company located at 18th Floor, Jialong International Building, 19 Chaoyang Park Road, Chaoyang District, Beijing 100125, People’s Republic of China.

It is anticipated that the full set of proxy materials, including Notice of Annual Meeting, Amended Proxy Statement, and a blue proxy card will be mailed to stockholders on or about July 2, 2012.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is this proxy statement?

You have received this Amended Proxy Statement and our 2011 annual report (the “Annual Report”) because our Board is soliciting your proxy to vote your shares at the Annual Meeting. This Amended Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will act upon the matters described in this Amended Proxy Statement. These actions include the election of directors; ratification of the appointment of the independent registered public accounting firm (which we sometimes refer to as the “independent auditors”); an advisory (that is, non-binding) vote on executive compensation; adoption of certain amendments to the company’s currently effective Certificate of Incorporation (the “Certificate of Incorporation”); and adoption of certain amendments to the Company’s currently effective Bylaws (the “Bylaws”). An additional purpose of the Annual Meeting is to transact any other business that may properly come before the Annual Meeting and any and all adjournments or postponements of the Annual Meeting.

Who can attend the Annual Meeting?

All stockholders of record at the close of business on June 8, 2012 (the “Record Date”), or their duly appointed proxies, may attend the Annual Meeting.

What proposals will be voted on at the Annual Meeting?

Stockholders will vote on eleven proposals at the Annual Meeting:

1.	the election of directors;

2.	the ratification of the appointment of KPMG as the Company’s independent auditors for the year ending December 31, 2012;

3.	an advisory vote to approve the compensation of our named executive officers as disclosed in this Amended Proxy Statement;

4.

the adoption of an amendment to FOURTH Article of the Certificate of Incorporation to (i) permit the Board to issue up to 10,000,000 shares of preferred stock in one or more series and with such rights (including voting, dividend and conversion), preferences and designations as the Board deems necessary or advisable without any further action by our stockholders and (ii) require an affirmative vote of holders of at least two-thirds (2/3) of the combined voting power of the then outstanding shares of capital stock of the Company, voting together as a single class (the “Stockholder Super Majority Vote”), to amend such provision;

5.

the adoption of an amendment to FIFTH Article of the Certificate of Incorporation to (i) prohibit stockholders from taking action by written consent in lieu of a meeting, and (ii) require a Stockholder Super Majority Vote to amend such provision;

6.

the adoption of an amendment to SIXTH Article of the Certificate of Incorporation to clarify that the Board has the power to adopt, amend or repeal the Bylaws of the Company unless otherwise specified for any particular provision in such Bylaws;

7.

the adoption of the proposed EIGHTH Article to the Certificate of Incorporation and the amendments to Section 3.03 and Section 8.09 of the Bylaws to (i) adopt a classified board and authorize the Board to designate the Directors into three classes, and (ii) require a Stockholder Super Majority Vote to amend such provision;

8.	the adoption of an amendment to Section 2.03 of the Bylaws to prohibit stockholders and certain other persons from calling a special meeting of the stockholders of the Company;

9.	the adoption of the proposed Section 2.04 to the Bylaws to provide advance notice requirements for business that may be conducted at a stockholder meeting;

10.	the adoption of an amendment to Section 3.02 of the Bylaws to provide that the Board shall consist of no more than nine members; and

11.	the adoption of an amendment to Section 8.09 of the Bylaws to require a Stockholder Super Majority Vote to further amend the proposed provisions described in Proposal No. 7 to Proposal No. 10, should such proposals be approved by our stockholders at the Annual Meeting.

What are the Board’s recommendations?
Our Board recommends that you vote:

  FOR election of the nine individuals listed in this Amended Proxy Statement to the Board;

  FOR ratification of the appointment of KPMG as the Company’s independent auditors for the year ending December 31, 2012;

  FOR approval of the compensation of our named executive officers as disclosed in this Amended Proxy Statement;

  FOR adoption of the amendment to FOURTH Article of the Certificate of Incorporation as disclosed in this Amended Proxy Statement;

  FOR adoption of the amendment to FIFTH Article of the Certificate of Incorporation as disclosed in this Amended Proxy Statement;

  FOR adoption of the amendment to SIXTH Article of the Certificate of Incorporation as disclosed in this Amended Proxy Statement;

  FOR adoption of the proposed EIGHTH Article to the Certificate of Incorporation and the amendments to Section 3.03 and Section 8.09 of the Bylaws as disclosed in this Amended Proxy Statement;

  FOR adoption of the amendment to Section 2.03 of the Bylaws as disclosed in this Amended Proxy Statement;

  FOR adoption of the proposed Section 2.04 to the Bylaws as disclosed in this Amended Proxy Statement;

  FOR adoption of the amendment to Section 3.02 of the Bylaws as disclosed in this Amended Proxy Statement; and

  FOR adoption of the amendment to Section 8.09 of the Bylaws as disclosed in this Amended Proxy Statement.

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to vote?

Only stockholders of record at the close of business on June 8, 2012, which we refer to as the Record Date, are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 26,538,625 shares of our common stock outstanding. Holders of common stock as of the Record Date are entitled to one vote for each share held for each of the proposals. No other class of voting securities is outstanding on the date of mailing of this Amended Proxy Statement.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the “stockholder of record.” This proxy and our Annual Report have been sent directly to you by us.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This proxy and the Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included in with your proxy materials.

How do I vote my shares?

Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your stockbroker, trustee or nominee. In most cases, you will be able to do this by using the Internet or telephone or by mail.

By Internet – If you have Internet access, you may submit your proxy via the Internet by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.

By Telephone or Mail – You may submit your proxy by telephone by following the instructions provided on your proxy card or voting instruction card. You may also submit your proxy by mail by signing your proxy card if your shares are registered or, for shares held beneficially in street name, by following the voting instructions included by your stockbroker, trustee or nominee, and mailing it in the envelope provided. If you provide specific voting instructions, your shares will be voted as you have instructed. Voting by telephone is not available to persons outside of the United States.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Beijing time, on July 19, 2012.

If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify how your shares should be voted for each of the proposals. If you grant a proxy without indicating your instructions, your shares will be voted as follows:

  FOR election of the nine individuals listed in this Amended Proxy Statement to the Board;

  FOR ratification of the appointment of KPMG as the Company’s independent auditors for the year ending December 31, 2012;

  FOR approval of the compensation of our named executive officers as disclosed in this Amended Proxy Statement;

  FOR adoption of the amendment to FOURTH Article of the Certificate of Incorporation as disclosed in this Amended Proxy Statement;

  FOR adoption of the amendment to FIFTH Article of the Certificate of Incorporation as disclosed in this Amended Proxy Statement;

  FOR adoption of the amendment to SIXTH Article of the Certificate of Incorporation as disclosed in this Amended Proxy Statement;

  FOR adoption of the proposed EIGHTH Article to the Certificate of Incorporation and the amendments to Section 3.03 and Section 8.09 of the Bylaws as disclosed in this Amended Proxy Statement;

  FOR adoption of the amendment to Section 2.03 of the Bylaws as disclosed in this Amended Proxy Statement;

  FOR adoption of the proposed Section 2.04 to the Bylaws as disclosed in this Amended Proxy Statement;

  FOR adoption of the amendment to Section 3.02 of the Bylaws as disclosed in this Amended Proxy Statement; and

  FOR adoption of the amendment to Section 8.09 of the Bylaws as disclosed in this Amended Proxy Statement.

Each share of common stock is entitled to one vote.

The blue proxy card (the “Blue Proxy Card”) being sent to you with this full set of proxy materials replaces the white proxy card sent to you on or about May 2, 2012 (the “White Proxy Card”) and proxies granted on the White Proxy Card will not be counted at the Annual Meeting. Any vote cast over the Internet or by telephone prior to the date of this Amended Proxy Statement will not be counted. If you have already voted over the Internet or by telephone, you must revote in such manner prior to the Annual Meeting in order for your vote to be counted.

What constitutes a quorum?

A quorum is the presence, in person or by proxy, of the holders of a majority of the shares of the common stock entitled to vote. Under Delaware law, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Annual Meeting.

What is a broker “non-vote” and what is its effect on voting?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares does not have the authority to vote on the matter with respect to those shares. This is generally referred to as a “broker non-vote.”

Proposal No. 2 (ratification of auditors) involves a matter that we believe will be considered routine. All other proposals involve matters that we believe will be considered non-routine. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided on your proxy card.

What is required to approve each item?

  For Proposal No. 1 (election of directors), the nine director nominees receiving a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, shall be elected as the directors.

  According to our Corporate Governance Guidelines, in an uncontested election (i.e., an election where the only nominees are those recommended by the board of directors), any nominee for director who receives a greater number of votes “withheld” from his/her election than votes “for” such election (a “Majority Withheld Vote”) is obligated to promptly tender his/her resignation to the board of directors following certification of the stockholder vote.

  In the event of a tendered resignation following a Majority Withheld Vote, the Governance and Nomination Committee will thereafter promptly consider the resignation offer and recommend to the Board action with respect to the tendered resignation, and the Board shall promptly act upon such recommendation. In considering what action to recommend with respect to the tendered resignation, the Governance and Nomination Committee will take into account all factors deemed relevant by the members of the Governance and Nomination Committee including, without limitation, any stated reasons why stockholders "withheld" votes for election from such director, the length of service and qualifications of the director whose resignation has been tendered, the overall composition of the board of directors, the director's contributions to us, and our Corporate Governance Guidelines.

  For Proposal No. 2 (ratification of independent auditors) and Proposal No. 3 (advisory vote on executive compensation), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, is required.

  For Proposal No. 4 (adopting an amendment to FOURTH Article of the Certificate of Incorporation), Proposal No. 5 (adopting an amendment to FIFTH Article of the Certificate of Incorporation), Proposal No. 6 (adopting an amendment to SIXTH Article of the Certificate of Incorporation), Proposal No. 7 (adopting the proposed EIGHTH Article to the Certificate of Incorporation and the amendments to Section 3.03 and Section 8.09 of the Bylaws), Proposal No. 8 (adopting an amendment to Section 2.03 of the Bylaws), Proposal No. 9 (adopting the proposed Section 2.04 to the Bylaws), Proposal No. 10 (adopting an amendment to Section 3.02 of the Bylaws), and Proposal No. 11 (adopting an amendment to Section 8.09 of the Bylaws), the affirmative vote of the holders of a majority of our total outstanding shares entitled to vote thereon, whether or not such shares are present in person or represented by proxy at the Annual Meeting.

  For any other matters on which stockholders are entitled to vote, the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the Annual Meeting and entitled to vote, is required.

For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote.

If stockholders hold their shares through a broker, bank or other nominee and do not instruct them how to vote, the broker may have authority to vote the shares for routine matters.

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director nominee.

How will shares of common stock represented by properly executed proxies be voted?

All shares of common stock represented by proper proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations as set forth herein. In addition, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Can I change my vote or revoke my proxy?

Any stockholder executing a proxy has the power to revoke such proxy at any time prior to your shares being voted. You may revoke your proxy prior to your shares being voted by calling 1-866-752-VOTE (8683), or by accessing the Internet website https://www.iproxydirect.com/CBPO, or in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Corporate Secretary at China Biologic Products, Inc., 18th Floor, Jialong International Building, 19 Chaoyang Park Road, Chaoyang District, Beijing 10012, People’s Republic of China, or by attending and voting in person at the Annual Meeting. Unless revoked, the shares represented by timely received proxies, via the mailed Blue Proxy Card or other methods according to instructions herein, will be voted in accordance with the directions given therein.

The Blue Proxy Card being sent to you replaces the White Proxy Card sent to you on or about May 2, 2012 and proxies granted on the White Proxy Card will not be counted at the Annual Meeting. Any vote cast over the Internet or by telephone prior to the date of this Amended Proxy Statement will not be counted. If you have already voted over the Internet or by telephone, you must revote in such manner prior to the Annual Meeting in order for your vote to be counted.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies granted according to instructions set forth herein will be voted in the same manner as the proxies would have been voted at the previously convened Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Annual Meeting.

How are proxies solicited?

In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding common stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our common stock.

Who paid for this proxy solicitation?

The cost of preparing, printing, assembling and mailing this Amended Proxy Statement and other material furnished to stockholders in connection with the solicitation of proxies is borne by us.

What is “householding?”

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders of record who do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies.

Any stockholders who wish to opt out of, or wish to begin, householding may contact our Corporate Secretary through one of the following methods:

  by sending a written request by mail to:

  China Biologic Products, Inc.
  18 th Floor, Jialong International Building
  19 Chaoyang Park Road
  Chaoyang District, Beijing 10012
  People’s Republic of China
  Attention: Corporate Secretary

  by calling our Corporate Secretary, at (+86) 10-6598-3111.

Are there any rules regarding admission to the Annual Meeting?

Yes. You are entitled to attend the Annual Meeting only if you were, or you hold a valid legal proxy naming you to act for, one of our stockholders on the Record Date. Before we admit you to the Annual Meeting, we must be able to confirm:

  Your identity by reviewing a valid form of photo identification, such as your passport; and

  You were, or are validly acting for, a stockholder of record on the Record Date by:

  verifying your name and stock ownership against our list of registered stockholders, if you are the record holder of your shares;

  reviewing other evidence of your stock ownership, such as your most recent brokerage or bank statement, if you hold your shares in street name; or

  reviewing a written proxy that shows your name and is signed by the stockholder you are representing, in which case either the stockholder must be a registered stockholder of record or you must have a brokerage or bank statement for that stockholder as described above.

If you do not have a valid form of photo identification and proof that you owned, or are legally authorized to act as proxy for someone who owned, shares of our common stock on June 8, 2012, you will not be admitted to the Annual Meeting.

At the entrance to the Annual Meeting, we will verify that your name appears in our stock records or will inspect your brokerage or bank statement, as your proof of ownership, and any written proxy you present as the representative of a stockholder. We will decide in our sole discretion whether the documentation you present for admission to the Annual Meeting meets the requirements described above.

How do I learn the results of the voting at the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final results will be published in our current report on Form 8-K to be filed with the SEC within four business days after the date of the Annual Meeting, provided that the final results are available at such time. In the event the final results are not available within such time period, the preliminary voting results will be published in our current report on Form 8-K to be filed within such time period, and the final results will be published in an amended current report on Form 8-K/A to be filed within four business days after the final results are available.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving stockholder communications in print form.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact our Corporate Secretary:

  by mail to:

  China Biologic Products, Inc.
  18 th Floor, Jialong International Building
  19 Chaoyang Park Road
  Chaoyang District, Beijing 10012
  People’s Republic of China
  Attention: Corporate Secretary

  by telephone at (+86) 10-6598-3111.

DIRECTORS AND EXECUTIVE OFFICERS

Set forth below are the names of our current directors, officers and significant employees, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

NAME	AGE	POSITION
David (Xiaoying) Gao	62	Chairman of the Board and Chief Executive Officer
Chao Ming Zhao	39	President
Ming Yang	40	Vice President of Finance and Compliance, Treasurer and Interim Chief Financial Officer
Sean Shao	55	Director
Siu Ling Chan	49	Director
Yungang Lu	49	Director
Chong Yang Li	38	Director
Bing Li	44	Director
Wenfang Liu	74	Director
Zhijun Tong	52	Director
Sandy (Han) Zhang	39	Director

Mr. David (Xiaoying) Gao. Mr. Gao has been a member of our Board since October 6, 2011, our Chairman since March 30, 2012 and our Chief Executive Officer since May 10, 2012. From February 2004 until the company’s acquisition by Sanofi in February 2011, Mr. Gao served as the Chief Executive Officer and director of BMP Sunstone Corporation (Nasdaq: BJGP). Following the acquisition, he served as a senior integration advisor for Sanofi from February to August 2011. From February 2002 through February 2004, Mr. Gao served as Chairman of BMP China’s board of directors. Mr. Gao served as President and director of Abacus Investments Ltd, a private wealth management company, from August 2003 until June 2004, and as Chief Executive Officer of Abacus from July 2003 to June 2004. From 1989 to 2002, Mr. Gao held various executive positions at Motorola, Inc., including: Vice President and Director, Integrated Electronic System Sector, Asia-Pacific operation, from 1998 to 2002; Member, Motorola Asia Pacific Management Board, Management Board of Motorola Japan Ltd., from 2000 to 2002; and Motorola China Management Board from 1996 to 2002. Mr. Gao holds a B.S. in Mechanical Engineering from the Beijing Institute of Technology, a M.S. in Mechanical Engineering from Hanover University, Germany, and an M.B.A. from The Massachusetts Institute of Technology.

Mr. Chao Ming Zhao. Mr. Zhao has been our President since March 11, 2012. Mr. Zhao was our Chief Executive Officer between June 1, 2008 and May 10, 2012 and our Chief Financial Officer from November 2006 until his appointment as our Chief Executive Officer. He has also been the Chief Financial Officer of our majority owned operating subsidiary, Shandong Taibang Biological Products Co. Ltd., a sino-foreign joint venture incorporated in China (“Shandong Taibang”), since September 2003. From February 2002 to June 2003, Mr. Zhao was the financial manager at EF English First (Fuzhou) School, where he was responsible for managing the school’s accounting and its internal control. He was a manager and auditor at Fujian (CFC) Group from July 1996 to January 2002, and was in charge of internal audit. Mr. Zhao is a certified public accountant in the PRC and is an international registered internal auditor. Mr. Zhao obtained his Bachelor’s degree in Investment Economy Management from Fuzhou University in 1996 and received his MBA from the Chinese University of Hong Kong in 2006.

Mr. Ming Yang. Mr. Yang has been our interim Chief Financial Officer since June 1, 2012 and our Vice President of Finance and Compliance and Treasurer since March 30, 2012. He is in charge of financial management, internal controls, legal and compliance matters as well as the implementation of corporate governance rules and policies. Mr. Yang has six years of financial management experience in corporations and 11 years audit experience in accounting firms. Mr. Yang has extensive experience in dealing with the PRC tax regulations, PRC GAAP, IFRS and internal control matters. He was an audit senior manager at KPMG, where he provided audit services for initial public offerings, right issues and merger and acquisition transactions. He also worked on the annual reports of various public companies listed in Hong Kong and mainland China. His audit clients ranged from state-owned enterprises and Chinese listed companies to multinational companies, including Angang Steel, Shenhua Energy, BOE Technology and BHP Billiton. Mr. Yang is a certified public accountant in China.

Mr. Sean Shao. Mr. Shao has been a member of our Board since July 24, 2008. Mr. Shao has also served as (i) independent director and chairman of the audit committee of: Xueda Education Group, a Chinese personalized tutoring services company listed on NYSE since March 2010 and Yongye International, Inc., a Chinese agricultural company listed on NASDAQ since April 2009; (ii) independent director and chairman of the compensation committee of AsiaInfo-Linkage, Inc., a Chinese telecom software solutions provider listed on NASDAQ since July 2010 (iii) independent director and chairman of the nominating committee of Agria Corporation, a Chinese agricultural company listed on NYSE since November 2008; and (iv) independent director and chairman of the audit committee and compensation committee of China Nuokang Bio-Pharmaceutical, Inc., a biopharmaceutical company listed on NASDAQ since September 2008. He served as the chief financial officer of Trina Solar Limited from 2006 to 2008. In addition, Mr. Shao served from 2004 to 2006 as the chief financial officer of ChinaEdu Corporation, an educational service provider, and of Watchdata Technologies Ltd., a Chinese security software company. Prior to that, Mr. Shao worked at Deloitte Touche Tohmatsu CPA Ltd. for approximately a decade. Mr. Shao received his Master’s degree in health care administration from the University of California at Los Angeles in 1988 and his Bachelor’s degree in art from East China Normal University in 1982. Mr. Shao is a member of the American Institute of Certified Public Accountants.

Ms. Siu Ling Chan. Ms. Chan has been a member of our Board since July 19, 2006. She was our Chairwoman between January 1, 2007 and March 29, 2012 and served as our Chief Executive Officer from January 2007 to March 2007.  Prior to joining us, Ms. Chan worked from 1991 to 2005, as an administrator at the Fujian Academy of Social Sciences, and from 1989 to 1991 as a statistician at the Fujian Pingtan Economy Committee. She received her diploma in Statistics from Xiamen University in 1989 and a diploma in management from the Fujian Party Committee School in 2004. The Board will not nominate Ms. Chan for reelection at the Annual Meeting.

Dr. Yungang Lu. Dr. Lu has been a member of our Board since March 19, 2012. Dr. Lu has served as a Managing Director of Seres Asset Management Limited, an investment manager based in Hong Kong, since August 2009. Dr. Lu also serves as a board director of the following listed companies: AsiaInfo-Linkage, Inc., a provider of software solutions and IT services in China’s telecommunications industry, China Techfaith Wireless Communication Technology Ltd., a handheld device company in China, and China Cord Blood Corporation, a provider of cord blood storage services in China. From 2004 to July 2009, Dr. Lu was a Managing Director of APAC Capital Advisors Limited, a Hong Kong-based investment manager specializing in Greater China equities. Dr. Lu was a research analyst with Credit Suisse First Boston (Hong Kong), a financial services company, from 1998 to 2004, where his last position was the head of China Research. Before moving to Credit Suisse, he worked as an equity analyst focused on regional infrastructure at JP Morgan Securities Asia, a financial services company, in Hong Kong. Dr. Lu received a B.S. in Biology from Peking University, an M.S. in Biochemistry from Brigham Young University and a Ph.D. in Finance from the University of California, Los Angeles.

Mr. Chong Yang Li. Mr. Li has been a member of our Board since December 17, 2010. Mr. Li has been a certified appraiser since 1998 and has over 16 years’ experience in providing asset valuation services in connection with IPOs and reorganizations, primarily to PRC listed companies across various industries. Since 2006, Mr. Li has served in various managerial positions for Fujian Zhongxing Assets Real Estate and Land Appraisal Co., Ltd., an assets and real estate appraisal company where he currently serves as Vice Chairman. Prior to that, Mr. Li served from 2000 to 2005 in various managerial positions, including as Executive Assistant to the General Manager, for the Fujian Assets Appraisal Center, an assets valuation and appraisal company. Mr. Li holds a Diploma in Accounting from the China Farmer University.

Dr. Bing Li. Dr. Bing Li has been a member of our Board since February 27, 2011. He has served as an advisor of Warburg Pincus Asia LLC since June 2010 and has served as an Executive Director in Warburg Pincus Asia LLC since June 2011, in which capacity Dr. Li evaluates potential investment opportunities and manages portfolio in the healthcare space. Prior to joining Warburg Pincus Asia LLC, Dr. Li served from November 2007 to June 2010 as the General Manager of Enterprise Business and Business Development at GlaxoSmithKline China/Hong Kong, and from August 2006 to October 2007, as the Commercial Development Director of GlaxoSmithKline China/Hong Kong. Prior to that, Dr. Li served from April 1999 to August 2006 in various positions with Eli Lilly and Company in the United States, including Manager of China/India strategy, Manager of Global New Product Planning for Drug Delivery System, and Consultant to Biotechnology Strategy Group. While at GlaxoSmithKline, Dr. Li led efforts in creating the brand generics business and other new commercial models. Dr. Li also served as a Director of Shenzhen GSK NB, a joint venture for vaccine development and production between GlaxoSmithKline and Neptunus Group. Dr. Li holds a Master of Business Administration and Master of Engineering Management from the Kellogg Graduate School of Management, a Ph.D. in Cell and Molecular Biology from the University of Rochester, and a Bachelor of Science in Biophysics from Fudan University.

Prof. Wenfang Liu. Prof. Wenfang Liu has been a member of our Board since February 27, 2011. He has served since February 2007 as the Chief Consultant for Sichuan Yuanda Shuyang Pharmaceuticals. Prior to that, he served from 2000 to 2007, in various managerial positions including as Chief Engineer and Director of Hualan Biological Engineering, and as Director of Blood Separating, from 2005 to 2006, at Chengdu Jiaying Medical Product Co Ltd. Prior to that, Prof. Liu served, from 1998 to 1999, as Chief Engineer of Guiyang Qianfeng Biological Products Co. Ltd., and from 1988 to 1998 as Vice Chairman of the Institute of Blood Transfusion of Chinese Academy of Medical Sciences. Prof. Liu is currently a Member of the Sichuan CPPCC Standing Committee, and previously served as a member of the Chinese Society of Blood Transfusion and the China Medical Biotech Association. He holds a Bachelors Degree in Bio-Chemistry from the Chinese Academy of Sciences, Forest and Soil College and was a Ph.D. advisor from 1997 to 1998.

Mr. Zhijun Tong. Mr. Tong has been a member of our Board since April 20, 2012. He has served as the chairman of the board of directors of several corporations, including Spain Qifa Corporation Ltd. since 1996, Hong Kong Tong’s Group since 2007, Sunstone (Qingdao) Plant Oil Co., Ltd. since 2008, Sunstone (Qingdao) Food Co., Ltd. since 2009, Shengda (Zhangjiakou) Pharmaceutical Co., Ltd. since 2011 and Shengda (Qianxi) Chinese Medicine Cultivation Co., Ltd. since 2012. Mr. Tong has also served as a director and a vice president of Spain International Haisitan Group since 1993. From 2007 to 2011, He also served as the president and a director of BMP Sunstone Corporation, a NASDAQ-listed pharmaceutical corporation.

Ms. Sandy (Han) Zhang. Ms. Zhang has been a member of our Board since April 20, 2012. She has served as a consultant at Resources Global Professionals Consulting, Shanghai, since 2006. Ms. Zhang also worked as an associate at Deloitte & Touche Corporate Finance Pte Ltd., Singapore, from May 2005 to May 2006, as a senior auditor at Deloitte & Touche LLP, Singapore, from December 2002 to May 2005, and as a financial manager at Hypac, a division of Terex Corporation, from July 1998 to July 2000. Ms. Zhang holds a Bachelor of Art in International Finance from Peking University. She is a Chartered Certified Accountant and Chartered Financial Analyst.

Directors and executive officers are elected or appointed until their successors are duly elected or appointed and qualified.

There are no agreements or understandings for any of our executive officers or directors to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person. To the best of our knowledge and belief, there are no arrangements or understandings with any of our directors, executive officers, principal stockholders, customers, suppliers, or any other person, pursuant to which any of our directors or executive officers were selected.

Family Relationships

Except as otherwise disclosed herein, there are no family relationships among our directors or executive officers.

Except as set forth in our discussion below in “Transactions with Related Persons, Promoters and Certain Control Persons – Transactions with Related Persons,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers, directors and beneficial owners of more than 10% of a registered class of our equity securities to file with the SEC statements of ownership and changes in ownership. The same persons are required to furnish us with copies of all Section 16(a) forms they file. Except as set forth below and in our previous reports filed with the SEC, we believe that all of our executive officers, directors and beneficial owner of more than 10% of a registered class of our equity securities complied with the applicable filing requirements during fiscal year 2011.

During fiscal year 2011, a Form 3 was filed late by each of Chong Yang Li, a director, Wenfang Liu, a director, and David (Xiaoying) Gao, a director, due to administrative oversight. Two Form 4s were filed late by Sean Shao, a director, and a Form 4 was filed late by each of Xiangmin Cui, a former director and Tong Jun Lin, a former director, due to administrative oversight.

In making these statements, we have relied upon examination of the copies of all Section 16(a) forms provided to us and the written representations of our executive officers, directors and beneficial owners of more than 10% of a registered class of our equity securities.

CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote stockholder value and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with our high standards. We also closely monitor guidance issued or proposed by the SEC and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on our website at http://www.chinabiologic.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting the Corporate Secretary, China Biologic Products, Inc., 18th Floor, Jialong International Building, 19 Chaoyang Park Road, Chaoyang District, Beijing 10012, People’s Republic of China.

The Board and Committees of the Board

We are governed by a Board that currently consists of nine members as identified above. Our board of directors currently has three standing committees: the Audit Committee, Compensation Committee and Governance and Nominating Committee, which, pursuant to delegated authority, perform various duties on behalf of and report to the Board. Each of these Committees is comprised entirely of independent directors. From time to time, the Board may establish other committees. Each of the Compensation Committee and Governance and Nominating Committee were formed on August 7, 2008 and the Audit Committee was formed on July 24, 2008. The Board has adopted a written charter for each of the committees which are available on our website at http://www.chinabiologic.com.

Audit Committee

Our Audit Committee is currently composed of three members: Mr. Sean Shao, Ms. Sandy (Han) Zhang and Dr. Yungang Lu. Mr. Shao serves as Chair of the Audit Committee. Our Board determined that each member of the Audit Committee meets the independence criteria prescribed by applicable rules and regulations of the SEC for audit committee membership and is an “independent” director within the meaning of the NASDAQ Marketplace Rules. Each Audit Committee member also meets NASDAQ’s financial literacy requirements.

Mr. David (Xiaoying) Gao served as a member of the Audit Committee from October 6, 2011 until his assumption of the Chief Executive Officer position on May 10, 2012.

Our Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements. It is responsible for, among other things:

  selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;

  reviewing with our independent auditors any audit problems or difficulties and management’s response;

  reviewing and approving all proposed related-party transactions;

  discussing the annual audited financial statements with management and our independent auditors;

  reviewing the adequacy and effectiveness of our internal control over financial reporting;

  annually reviewing and reassessing the adequacy of our audit committee charter;

  such other matters that are specifically delegated to our Audit Committee by our Board from time to time;

  meeting separately and periodically with management and our internal and independent auditors; and

  reporting regularly to the full Board.

Our Board has determined that Mr. Shao is the “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC and also meets NASDAQ’s financial sophistication requirements.

Compensation Committee

Our Compensation Committee is currently composed of three members: Mr. Sean Shao, Prof. Wenfang Liu and Dr. Yungang Lu, each of whom is “independent” within the meaning of the NASDAQ Marketplace Rules. Mr. Shao serves as Chair of the Compensation Committee.

Mr. David (Xiaoying) Gao served as Chair of the Compensation Committee from October 6, 2011 until his assumption of the Chief Executive Officer position on May 10, 2012.

Our Compensation Committee assists the Board in reviewing and approving the compensation structure of executive officers, including all forms of compensation to be provided to our executive officers. Our Chief Executive Officer may not be present at any committee meeting during which his compensation is deliberated.

The Compensation Committee is responsible for, among other things:

  approving and overseeing the compensation package for our executive officers;

  reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of those goals and objectives, and setting the compensation level of our Chief Executive Officer based on this evaluation; and

  reviewing periodically and making recommendations to the Board regarding any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

Governance and Nominating Committee

Our Governance and Nominating Committee is currently composed of three members: Mr. Sean Shao, Mr. Zhijun Tong and Dr. Yungang Lu, each of whom is “independent” within the meaning of the NASDAQ Marketplace Rules. Dr. Lu serves as Chair of the Governance and Nominating Committee.

Mr. David (Xiaoying) Gao served as a member of the Governance and Nominating Committee from October 6, 2011 until his assumption of the Chief Executive Officer position on May 10, 2012.

The Governance and Nominating Committee assists the Board in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees.

The Governance and Nominating Committee is responsible for, among other things:

  identifying and recommending to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy;

  reviewing annually with the Board the current composition of the Board in light of the characteristics of independence, age, skills, experience and availability of service to us;

  identifying and recommending to the Board directors to serve as members of the Board’s committees; and

  monitoring compliance with our Corporate Governance Guidelines.

We do not have a formal policy regarding consideration of director candidate recommendations received from our stockholders. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by board members, management or other parties are evaluated.

Governance Structure

Mr. David (Xiaoying) Gao currently serves as both Chairman of our Board and our Chief Executive Officer. He possesses an in-depth knowledge of the Company, its integrated operations, the evolving biopharmaceutical industry in China, and the array of challenges to be faced, gained through years of experience in the industry. The Board believes that such experiences and other insights put Mr. Gao in the best position to provide broad leadership for the Company and the Board, as he considers strategy and exercises fiduciary responsibilities to stockholders, as the case may be.

Further, the Board has demonstrated its commitment and ability to provide independent oversight of management. A majority of the Board is comprised of independent directors, and all members of the Audit, Compensation, and Governance and Nominating Committees are independent. Each independent director has access to the Chief Executive Officer and other Company executives on request, may call meetings of the independent directors, and may request agenda topics to be added or dealt with in more detail at meetings of the full Board or an appropriate Board committee. We encourage our stockholders to learn more about our Company’s governance practices at our website, http://www.chinabiologic.com.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, Company management is charged with managing risk. The Company has internal processes and an internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet regularly and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function. In particular:

  The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and the Company’s ethics programs, including the code of ethics. The Audit Committee members meet separately with representatives of the independent auditing firm; and

  The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Independent Directors

Our Board has determined that the majority of the Board is comprised of “independent directors” within the meaning of applicable NASDAQ Marketplace Rules and Section 301 of the Sarbanes-Oxley Act of 2002. Our independent directors are Mr. Sean Shao, Dr. Yungang Lu, Prof. Wenfang Liu, Mr. Zhijun Tong and Ms. Sandy (Han) Zhang.

Board, Committee and Annual Meeting Attendance

During fiscal year 2011, the Board held seven meetings and acted by written consent two times. Our Audit Committee, Compensation Committee and Governance and Nominating Committee met or acted by written consent four, one and one times, respectively. In addition, our non-management directors, all of which are independent directors, meet in executive session following Board meetings. Each director attended at least 75% of all Board and applicable committee meetings.

Our directors are expected to attend Board meetings as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting. We encourage our directors to attend annual shareholder meetings, but we do not have a formal policy requiring them to do so.

Code of Ethics

On March 25, 2008, our Board adopted a code of ethics, which applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, and principal accounting officer. The code of ethics is designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC, and in other public communications that we made; compliance with applicable government laws, rules and regulations; the prompt internal reporting of violations of the code to the appropriate person or persons; and accountability for adherence to the code. We believe that our reputation is a valuable asset and must continually be guarded by all associated with us so as to cam the trust, confidence and respect of our suppliers, customers and stockholders.

The code of ethics is maintained on the Company’s website at www.chinabiologic.com. Printed copies of our code of ethics may be obtained, without charge, by contacting the Corporate Secretary, China Biologic Products, Inc., 18th Floor, Jialong International Building, 19 Chaoyang Park Road, Chaoyang District, Beijing 10012, People’s Republic of China. During the fiscal year ended December 31, 2011, there were no waivers of our code of ethics.

Stockholder Communication with the Board

Stockholders and other interested parties may communicate with the Board, including non-management directors, by sending a letter to our board of directors, c/o Corporate Secretary, China Biologic Products, Inc., 18th Floor, Jialong International Building, 19 Chaoyang Park Road, Chaoyang District, Beijing 10012, People’s Republic of China, for submission to the Board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or his designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the chairman of the Board, the appropriate committee or the specific director, as applicable.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is comprised of three non-employee Directors, each of whom has been determined by the Board to be “independent” under the meaning of Rule 10A-3(b)(1) under the Exchange Act. The Board has determined, based upon an interview of Mr. Sean Shao and a review of Mr. Shao’s responses to a questionnaire designed to elicit information regarding his experience in accounting and financial matters, that Mr. Shao shall be designated as an “Audit Committee financial expert” within the meaning of Item 401(e) of SEC Regulation S-K, as Mr. Shao has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in his financial sophistication. The Audit Committee assists the Board’s oversight of the integrity of the Company’s financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financing reporting practices, recommending the selection of the Company’s registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company’s periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Following the end of the fiscal year ended December 31, 2011, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2011 with Company management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61 as amended, (AICPA, Professional Standards, Vol.1 AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) and (3) received the written disclosures and the letter from the independent public accounting firms required by applicable requirements of the Public Company Accounting Oversight Board (United States) regarding the independent public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent public accounting firm its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the SEC.

/s/ Sean Shao
Mr. Sean Shao, Chair
Mr. David (Xiaoying) Gao
Dr. Yungang Lu

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy

Our executive compensation philosophy is to align the interests of executive management with stockholder interests and with our business strategy and success through an integrated executive compensation program that considers short-term performance, the achievement of long-term strategic goals and growth in total stockholder value. The key elements of our executive compensation philosophy are competitive base salary, annual incentive opportunities and equity participation. Our aggregate compensation package is designed to attract and retain individuals critical to the long-term success of the Company, to motivate these persons to perform at their highest levels, and to reward exceptional performance.

The compensation of our executive officers is determined by the Compensation Committee, except that the entire Board makes the final determination as to the compensation of our Chief Executive Officer. The Chief Executive Officer reviews and revises compensation proposals prepared by Human Resources and presents his recommendations to the Compensation Committee for the Committee’s ultimate review and approval. The Chief Executive Officer does not participate in Compensation Committee meetings and is not involved in decisions relating to his own compensation.

Elements of Compensation

We pay each of our named executive officers a base annual salary. Bonuses and equity incentives may also be provided to supplement base salary. The criteria for determining each of these components of compensation is described below. We do not provide retirement benefits and only minimal perquisites, except as described below.

Base Salary

Base salary levels for executive officers are set forth in their individual employment agreements, and are reflected in the Summary Compensation Table below. The Compensation Committee considered the total compensation paid by other biopharmaceutical companies in Beijing, China to persons holding equivalent positions in setting base salary levels. However, the Compensation Committee did not conduct a peer group compensation analysis or target any particular compensation level in establishing the base salaries for named executive officers.

The Compensation Committee believes that any increases in base salary should be based upon a favorable evaluation of individual performance relative to individual goals, the functioning of the executive’s team within the corporate structure, success in furthering corporate strategy and goals, individual management skills and responsibilities, demonstrated loyalty, and the Company’s commitment to attract and retain executives. During fiscal year 2001, in line with industry practice, we increased base salaries for all our employees, including our named executive officers. We expect that our Compensation Committee will reward superior individual and company performance with commensurate cash and other compensation. Salary will next be reviewed when the Compensation Committee deems appropriate, but the Compensation Committee does not expect to review salary more frequently than on an annual basis.

Bonuses

Named executive officers are eligible to receive a discretionary bonus pursuant to the terms of their respective employment agreements. Discretionary bonuses are linked to annual corporate and individual performance and achievement of strategic goals established by our Compensation Committee. Key factors the Board considers in evaluating our executive officers’ performance and achievement of strategic goals include the following: sales revenue, net profit, cash flow and plasma collection volume.

Our Board has determined that the maximum discretionary bonuses that may be awarded to our Chief Executive Officer, our Chief Financial Officer and the Chief Executive Officer of Shandong Taibang were 40%, 35% and 40% of their base annual salary, respectively, for the year ended December 31, 2011. The performance of our named executive officers, and hence the actual discretionary bonus receive by each of them, are determined based on a weighted average formula taking into consideration each key factor.

Equity Incentives

Named executive officers are eligible for equity awards in the form of stock options, stock appreciation rights, performance units, restricted stock, restricted stock units and performance shares under the China Biologic Products, Inc. 2008 Equity Incentive Plan (the “2008 Plan”). Equity awards are granted at the discretion of the Compensation Committee. The size of an award to any individual, including named executive officers, depends in part on individual performance, including the key factors we consider in evaluating our executive officers’ performance described above and any other indicators of the impact that such employee’s productivity may have on stockholder value over time. Other factors include salary level and competitive data. In addition, in determining the awards granted to each named executive officer, the Compensation Committee considers the future benefits potentially available to the named executive officers from existing awards.

We have no program, plan or practice of granting equity awards that coincide with the release by the Company of material non-public information.

Retirement Benefits

Currently, we do not provide any company-sponsored retirement benefits or deferred compensation programs to any employee, including the named executive officers (other than a mandatory state pension scheme in which all of our employees in China participate) because it is not customary to provide such benefits and programs in China.

Perquisites

Historically, we have provided our named executive officers with minimal perquisites and other personal benefits that we believe are reasonable, such as company car-related benefits. We do not view perquisites as a significant element of compensation, but do believe they can be useful in attracting, motivating and retaining the executive talent for which we compete.

Summary Compensation Table — Fiscal Years Ended December 31, 2011, 2010 and 2009

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officer received total compensation in excess of $100,000.

				Stock	Option	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Total
Position	Year	($)(5)	($)(5)	($)	($)(6)	($)(5)	($)
Chao Ming Zhao, President and Former Chief Executive Officer(1)	2011	234,000	175,105			1,149	410,254
	2010	177,630	133,146	-	428,968	-	739,744
	2009	184,046	43,803	-	-	-	227,849
Stanley Lau, Former President (2)	2011	282,185	10,847	-	234,380	-	527,412
	2010	17,522	-	-	-	-	17,522
	2009	-	-	-	-	-	-
Yu-Yun Tristan Kuo, Former Chief Financial Officer (3)	2011	253,569	120,869	-	-	6,320	380,758
	2010	223,168	56,217	-	919,157	13,268	1,211,810
	2009	227,095	37,996	-	-	9,229	274,320
Tung Lam, Chief Executive Officer of Shandong Taibang (4)	2011	209,543	193,700	-	-	14,363	417,606
	2010	89,874	104,446	-	428,968	309	623,597
	2009	69,443	65,975	-	-	37	135,454

(1)

Mr. Zhao has been our President since March 11, 2012 and served as our Chief Executive Officer between June 1, 2008 and May 10, 2012 and our Chief Financial Officer from November 2006 until his appointment as our Chief Executive Officer. Mr. Zhao has also served as the Chief Financial Officer of our subsidiary Shandong Taibang since September 2003. See “Outstanding Equity Awards at Fiscal Year End” for details regarding the option awards. Other compensation received by Mr. Zhao represents home visit allowance granted in accordance with the Company’s employee benefit policy.

(2)	Mr. Lau served as our President between December 1, 2010 and March 11, 2012. See “Outstanding Equity Awards at Fiscal Year End” for details regarding the option awards.

(3)

Mr. Kuo served as our Chief Financial Officer between June 1, 2008 and May 31, 2012 and served as the Vice President – Finance between September 2007 and May 31, 2008. See “Outstanding Equity Awards at Fiscal Year End” for details regarding the option awards. Other compensation received by Mr. Kuo represents home visit allowance granted in accordance with Mr. Kuo’s employment agreement with the Company.

(4)

Mr. Lam has been the Chief Executive Officer of our subsidiary Shandong Taibang since October 2003. Mr. Lam is the husband of Ms. Siu Ling Chan, a director of the Company. On June 20, 2012, the Board removed Mr. Lam from all positions he then held with the Company and its subsidiaries, which removal will be finalized upon the completion of the necessary administrative proceedings under PRC laws and the constitutional documents of the relevant subsidiaries. See “Outstanding Equity Awards at Fiscal Year End” for details regarding the option awards. Other compensation received by Mr. Lam represents home visit allowance and housing allowance paid in accordance with the Company’s employee benefit policy.

(5)	Salary and bonus were translated from RMB to US$ (if applicable) at the rate of US$1 to RMB6.45.

(6)

Amounts represent the aggregate grant date fair value of awards or equity plan compensation computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (FASB ASC Topic 718). Assumptions used in the calculation of these amounts are described in Note 15 to the consolidated financial statements of the Company for the year ended December 31, 2011 included in the Company’s Form 10-K filed on March 12, 2012.

Summary of Employment Agreements and Material Terms

On May 9, 2008, we entered into an employment agreement with Mr. Chao Ming Zhao, then Chief Financial Officer, pursuant to which we agreed to pay him an annual salary of RMB1,060,000 (approximately $160,802) as consideration for performance of his duties as Chief Executive Officer, which amount is to be reviewed and adjusted by the Board from time to time. We also agreed to pay Mr. Zhao a guaranteed annual bonus equal to one month’s salary and Mr. Zhao may be eligible to receive additional discretionary bonus as may be awarded by our Board. See “Elements of Compensation – Bonuses”.

On May 9, 2008, we entered into an employment agreement with Mr. Yu-Yun Tristan Kuo, then Vice President – Finance, pursuant to which we agreed to pay Mr. Kuo an annual salary of RMB1,320,000 (approximately $200,244) as consideration for performance of his duties as Chief Financial Officer, which amount is to be reviewed and adjusted by the Board from time to time. We also agreed to pay Mr. Kuo a guaranteed annual bonus equal to one month’s salary and Mr. Kuo may be eligible to receive additional discretionary bonus as may be awarded by our Board. See “Elements of Compensation – Bonuses”.

Pursuant to Mr. Tung Lam’s compensation arrangements with our operating subsidiaries in the PRC during year 2011, Mr. Lam is entitled to an aggregate annual salary of $209,543 as consideration for performance of his duties as Chief Executive Officer of Shandong Taibang and executive officer of other PRC subsidiaries. Mr. Lam may also be eligible to receive additional discretionary bonus as may be awarded by our Board. See “Elements of Compensation – Bonuses”.

Other than noted above and necessary social benefits required by the PRC government, which are defined in the employment agreements, we currently do not provide other benefits to our named executive officers at this time.

Grants of Plan-Based Awards

The following table sets forth information regarding equity grants to named executive officers during the fiscal year ended December 31, 2011.

All other
option
		All other stock	awards:		Grant date
		awards:	Number of	Exercise or	fair value of
		Number of	securities	base price of	stock and
		shares of stock	underlying	option	option
		or units	options	awards	awards
Name	Grant Date	(#)	(#)	($/Sh)	($)
Stanley Lau	02/01/2011	-	25,000	15.97	234,380

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the equity awards outstanding at December 31, 2011 for each of our named executive officers.

	OPTION AWARDS
			Equity incentive
	Number of	Number of	plan awards:
	securities	securities	number of
	underlying	underlying	securities
	unexercised	unexercised	underlying	Option
	options	options	unexercised	exercise	Option
	exercisable	unexercisable	unearned	price	expiration
Name	(#)	(#)	options (#)	($)	date
Chao Ming Zhao	115,000	-	-	4.00	June 1, 2018
Chao Ming Zhao	16,667	23,333	-	12.26	July 11, 2020
Stanley Lau	18,750	6,250	-	15.97	February 1, 2021
Yu-Yun Tristan Kuo	25,000	-	-	4.00	June 1, 2018
Yu-Yun Tristan Kuo	50,000	-	-	12.60	January 7, 2020
Yu-Yun Tristan Kuo	14,583	20,417	-	12.26	July 11, 2020
Tung Lam	100,000	-	-	4.00	June 1, 2018
Tung Lam	16,667	23,333	-	12.26	July 11, 2020

On June 1, 2008, we granted Mr. Zhao a ten year non-qualified stock option to purchase 115,000 shares of our common stock under the 2008 Plan, which vested immediately, and on July 11, 2010, we granted Mr. Zhao a ten year non-qualified stock option to purchase 40,000 shares of our common stock under the 2008 Plan, which vests in equal portions on a quarterly basis over a 3-year period, with the first portion vesting on October 11, 2010.

On February 1, 2011, we granted Mr. Lau a ten year non-qualified stock option to purchase 25,000 shares of our common stock under the 2008 plan, which vested in equal portions on a quarterly basis over one year period, with the first portion vesting on May 1, 2011. Mr. Lau served as our President between December 1, 2010 and March 11, 2012. According to Mr. Lau’s Option Grant Agreement with the Company, the options vested but unexercised before he ceases to be a service provider of the Company will expire after three months from the date he ceases to be a service provider of the Company.

On June 1, 2008, we granted Mr. Kuo a ten year non-qualified stock option to purchase 75,000 shares of our common stock under the 2008 Plan, which vested immediately. Mr. Kuo has exercised 50,000 shares underlying this option. On January 7, 2010, we granted Mr. Kuo a ten year non-qualified stock option to purchase 50,000 shares of our common stock under the 2008 Plan, which vested immediately. In addition, on July 11, 2010, we granted Mr. Kuo a ten year non-qualified stock option to purchase 35,000 shares of our common stock under the 2008 Plan, which vests in equal portions on a quarterly basis over a 3-year period, with the first portion vesting on October 11, 2010. Mr. Kuo served as our Chief Financial Officer between June 1, 2008 and May 31, 2012 and will continue to serve as an independent consultant for an additional twelve months. According to Mr. Kuo’s Option Grant Agreement with the Company, the options vested but unexercised before he ceases to be a service provider of the Company will expire after three months from the date he ceases to be a service provider of the Company.

On June 1, 2008, we granted Mr. Lam a ten year non-qualified stock option to purchase 100,000 shares of our common stock under the 2008 Plan, which vested immediately, and on July 11, 2010, we granted Mr. Lam a ten year non-qualified stock option to purchase 40,000 shares of our common stock under the 2008 Plan, which vests in equal portions on a quarterly basis over a 3-year period, with the first portion vesting on October 11, 2010. Mr. Lam has been the Chief Executive Officer of our subsidiary Shandong Taibang since October 2003. On June 20, 2012, the Board removed Mr. Lam from all positions he then held with the Company and its subsidiaries, which removal will be finalized upon the completion of the necessary administrative proceedings under PRC laws and the constitutional documents of the relevant subsidiaries.

We use the Black-Scholes option pricing model to measure the fair value of stock options. The determination of the fair value of stock-based compensation awards on the date of grant using an option-pricing model is affected by our stock price as well as assumptions regarding a number of complex and subjective variables, including the expected volatility of our stock price over the term of the awards, actual and projected employee stock option exercise behaviors, risk-free interest rate and expected dividends.

Option Exercises and Stock Vested

The following table sets forth information concerning each exercise of stock options, stock appreciation rights and similar instruments, and each vesting of stock, by our named executive officers during the fiscal year ended December 31, 2011:

	OPTION AWARDS		STOCK AWARDS
	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)
Yu-Yun Tristan Kuo	50,000	375,350	-	-

Pension Benefits

No named executive officers received or held pension benefits and the Company does not maintain a pension benefit plan during the fiscal year ended December 31, 2011.

Nonqualified Deferred Compensation

No nonqualified deferred compensation was offered or issued to any named executive officer during the fiscal year ended December 31, 2011.

Potential Payments upon Termination or Change in Control

Our named executive officers are not entitled to severance payments or other benefit upon the termination of their employment agreements or following a change in control.

Compensation of Directors

The following table sets forth the total compensation earned by our directors during fiscal year ended December 31, 2011:

	Fees earned or			All other
	paid in cash	Stock awards	Option awards	compensation	Total
Name	($)	($)	($)	($)	($)
Siu Ling Chan	83,462	-	-	-	83,462
Sean Shao	82,907	-	288,966	-	371,873
David (Xiaoying) Gao	14,194	-	64,926	-	84,554
Chong Yang Li	77,047	-	-	-	77,047
Bing Li	64,211	-	200,352	-	264,563
Wenfang Liu	50,000	-	200,352	-	250,352
Tong Jun Lin	82,907	-	288,966	-	371,873
Xiangmin Cui	71,611	-	288,966	-	360,577

On July 19, 2006, we entered into a director employment agreement with Ms. Siu Ling Chan, pursuant to which she receives a monthly salary of HK$50,000 (approximately $6,430), plus a guaranteed bonus of HK$50,000 (approximately $6,430) payable on December 31 of each year, as consideration for her services as a director.

On July 24, 2008, we entered into an independent director agreement with Mr. Sean Shao, pursuant to which we agreed to pay Mr. Shao an annual salary of $24,000 as compensation for his services as a director, which was increased to $60,000 starting January 1, 2011. In addition, we paid a cash bonus of $22,907 to Mr. Shao in 2011. On January 1, 2011, we granted Mr. Shao an option to purchase 30,000 shares of our common stock under the 2008 Plan, which option has an exercise price of $16.39 per share and vests in four quarterly portions over 12 months, with vesting dates of April 1, July 1, October 1, 2011 and January 1, 2012.

On October 6, 2011, we entered into an independent director agreement with Mr. David (Xiaoying) Gao, pursuant to which we agreed to pay Mr. Gao a monthly fee of $5,000 as compensation for his services as a director. We also granted Mr. Gao an option to purchase 20,000 shares of our common stock under the 2008 Plan, which option has an exercise price of $5.97 per share and vests in two equal portions over 12 months, with an initial vesting date of April 7, 2011 and a final vesting date of October 7, 2012.

On February 27, 2011, we entered into an independent director agreement with Dr. Bing Li, pursuant to which we agreed to pay Dr. Li a monthly fee of HK$50,000 (approximately $6,430) as compensation for his services as a director. We also granted to Dr. Li an option to purchase 20,000 shares of our common stock under the 2008 Plan, which option has an exercise price of $17.00 per share and vests in two equal portions over 12 months, with an initial vesting date of August 27, 2011 and a final vesting date of February 27, 2012.

On February 27, 2011, we entered into an independent director agreement with Prof. Wenfang Liu, pursuant to which we agreed to pay Prof. Liu a monthly fee of $5,000 as compensation for his services as a director. We also granted to Prof. Liu an option to purchase 20,000 shares of our common stock under the 2008 Plan, which option has an exercise price of $17.00 per share and vests in two equal portions over 12 months, with an initial vesting date of August 27, 2011 and a final vesting date of February 27, 2012.

On July 24, 2008, we entered into an independent director agreement with Dr. Tong Jun Lin, pursuant to which we agreed to pay Dr. Lin an annual salary of $18,000 as compensation for his services, which was increased to $60,000 starting January 1, 2011. In addition, we paid a cash bonus of $22,907 to Dr. Lin in 2011. On January 1, 2011, we granted to Dr. Lin an option to purchase 30,000 shares of our common stock under the 2008 Plan, which option has an exercise price of $16.39 per share and vests in four quarterly portions over 12 months, with vesting dates of April 1, July 1, October 1, 2011 and January 1, 2012. On March 19, 2012, Dr. Lin resigned as a director and will continue to serve as an independent consultant for an additional twelve months. According to Dr. Lin’s Option Grant Agreement with the Company, the option vested but unexercised before he ceases to be a service provider of the Company will expire after three months from the date he ceases to be a service provider of the Company.

On February 4, 2010, we entered into an independent director agreement with Dr. Xiangmin Cui, pursuant to which we agreed to pay Dr. Cui an annual salary of $18,000 as compensation for his services, which was increased to $60,000 starting January 1, 2011. In addition, we paid a cash bonus of $22,907 to Dr. Cui in 2011. On January 1, 2011, we granted to Dr. Cui an option to purchase 30,000 shares of our common stock under the 2008 Plan, which option has an exercise price of $16.39 per share and vests in equal portions on a quarterly basis over a 12 month period, with the first portion to vest on April 1, 2011. On October 6, 2011, Dr. Cui resigned from his position as a director of the Company and will continue to serve as an independent consultant for an additional twelve months. According to Dr. Cui’s Option Grant Agreement with the Company, the option vested but unexercised before he ceases to be a service provider of the Company will expire after three months from the date he ceases to be a service provider of the Company.

All directors receive reimbursements from us for expenses which are necessarily and reasonably incurred by them for providing services to us or in the performance of their duties. Our directors who are also our employees receive compensation in the form of salaries, housing allowances, employee insurance and benefits in kind. Our executive directors do not receive any compensation in addition to their salaries in their capacity as directors or other remunerations as members of our management team. However, we do pay their expenses related to attending Board meetings and participating in Board functions.

Compensation Committee Interlocks and Insider Participation

Mr. Sean Shao, Dr. Xiangmin Cui (a former director), Mr. David (Xiaoying) Gao and Dr. Tong Jun Lin served on the Compensation Committee during the fiscal year ended December 31, 2011. None of them was an employee, an officer, or former officer of the Company during the fiscal year ended December 31, 2011. No member of the Compensation Committee had any relationship with us requiring disclosure under Item 404 of SEC Regulation S-K during the fiscal year ended December 31, 2011. None of our executive officers has served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served on our Board or Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Amended Proxy Statement.

/s/Xiaoying Gao
Mr. David (Xiaoying) Gao, Chair
Mr. Sean Shao
Dr. Yungang Lu

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of the Record Date (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, 18th Floor, Jialong International Building, 19 Chaoyang Park Road, Chaoyang District, Beijing 10012, People’s Republic of China.

			Amount and
Name and			Nature of
Address of Beneficial			Beneficial	Percent of
Owner	Office, If Any	Title of Class	Ownership(1)	Class(2)
Officers and Directors
David (Xiaoying) Gao(3)	Chairman of the Board and Chief Executive Officer	Common Stock	17,000	*
Chao Ming Zhao(4)	President	Common Stock	963,454	3.61%
Yu-Yun Tristan Kuo(5)	Former Chief Financial Officer	Common Stock	98,333	*
Sean Shao(6)	Director	Common Stock	56,667	*
Siu Ling Chan(7)	Director	Common Stock	5,539,291	20.73%
Tung Lam(7)	Chief Executive Officer of Shandong Taibang	Common Stock	5,539,291	20.73%
Bing Li(8)	Director	Common Stock	20,000	*
Wenfang Liu(9)	Director	Common Stock	20,000	*
Xiangmin Cui(10)	Former Director	Common Stock	76,667	*
Tong Jun Lin(11)	Former Director	Common Stock	76,667	*
All officers and directors as a group		Common Stock	6,868,079	25.72%
5% Security Holders
Lin Ling Li(12)		Common Stock	4,642,624	17.46%
Essence International Investment Ltd(13)		Common Stock	1,550,000	5.84%
Lixin Tian(13)		Common Stock	1,550,000	5.84%
Warburg Pincus Private Equity X, L.P.(14)		Common Stock	7,632,115	28.76%
Charles R. Kaye(14)		Common Stock	7,876,280	29.68%
Joseph P. Landy(14)		Common Stock	7,876,280	29.68%
* Less than 1%

(1)

Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes below, each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to our common stock.

(2)

As of the Record Date, a total of 26,538,625 shares of our common stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1). For each Beneficial Owner above, any securities that are exercisable or convertible within 60 days have been included for the purpose of computing the number of shares beneficially owned and the percentage ownership of such Beneficial Owner. We did not deem such shares to be outstanding, however, for purposes of calculating the percentage ownership of any other person.

(3)

Includes 10,000 shares out of the 20,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, exercisable at $5.97 per share, which vests in two equal portions over 12 months, with an initial vesting date of April 7, 2012 and a final vesting date of October 7, 2012.

(4)

Includes 115,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, fully vested and exercisable at $4.00 per share, and 26,667 shares out of the 40,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, exercisable at $12.26 per share, which vest in equal portions on a quarterly basis over a three- year period, with the first portion vested and exercisable on October 11, 2010.

(5)

Represents 25,000 shares of our common stock, exercisable at $4.00 per share, and 50,000 shares of our common stock, exercisable at $12.60 per share, both fully vested, underlying ten-year nonstatutory stock options granted under the 2008 Plan, and 23,333 shares out of the 35,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, exercisable at $12.26 per share, which vests in equal portions on a quarterly basis over a three-year period, with the first portion vested and exercisable on October 11, 2010.

(6)

Represents 26,667 shares out of the 40,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, exercisable at $12.26 per share, which vests in equal portions on a quarterly basis over a three-year period, with the first portion vested and exercisable on October 11, 2010, and 30,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, exercisable at $16.39 per share, which vests in equal portions on a quarterly basis over a 12-month period, with the first portion vested and exercisable on April 1, 2011.

(7)

Includes (i) 50,000 shares of our common stock underlying a ten-year nonstatutory stock option granted to Ms. Sui Ling Chan under the 2008 Plan, fully vested and exercisable at $4.00 per share, (ii) 100,000 shares of our common stock underlying a ten-year nonstatutory stock option granted to Mr. Tung Lam under the 2008 Plan, fully vested and exercisable at $4.00 per share and (iii) 26,667 shares out of the 40,000 shares of our common stock underlying a ten-year nonstatutory stock option granted to Mr. Tung Lam under the 2008 Plan, exercisable at $12.26 per share, which vests in equal portions on a quarterly basis over a three year period, with the first portion vested and exercisable on October 11, 2010. Mr. Tung Lam is Ms. Siu Ling Chan’s husband.

(8)	Represents 20,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, fully vested and exercisable at $17.00 per share.

(9)	Represents 20,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 plan, fully vested and exercisable at $17.00 per share.

(10)

Includes (i) 20,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, fully vested and exercisable at $10.66 per share, (ii) 26,667 shares out of the 40,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, exercisable at $12.26 per share, which vests in equal portions on a quarterly basis over a three-year period, with the first portion vested and exercisable on October 11, 2010, (iii) 30,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, fully vested and exercisable at $16.39 per share.

(11)

Includes (i) 20,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, fully vested and exercisable at $4.00 per share, (ii) 26,667 shares out of the 40,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, exercisable at $12.26 per share, which vests in equal portions on a quarterly basis over a three-year period, with the first portion vested and exercisable on October 11, 2010, (iii) 30,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, fully vested and exercisable at $16.39 per share.

(12)	Includes 50,000 shares of our common stock underlying a ten-year nonstatutory stock option granted under the 2008 Plan, fully vested and exercisable at $4.00 per share.

(13)	The general partner of Essence International Investment Ltd. is DT Capital Management Limited, which is controlled by Lixin Tian.

(14)

Represents 7,632,115 shares of our common stock held by Warburg Pincus Private Equity X, L.P. (“WP X”) and 244,165 shares of our common stock held by Warburg Pincus X Partners, L.P. (“WPP X”). Warburg Pincus X, L.P., the sole general partner of WP X and WPP X (“WP X LP”), Warburg Pincus X LLC, the sole general partner of WP X LP (“WP X LLC”), Warburg Pincus Partners, LLC, the sole member of WP X LLC (“WPP LLC”), Warburg Pincus & Co., the managing member of WPP LLC (“WP”), Warburg Pincus LLC, which manages each of WP X and WPP X (“WP LLC”), and Messrs. Charles R. Kaye and Joseph P. Landy, each a Managing General Partner of WP and a Co-President and Managing Member of WP LLC, may be deemed to be the beneficial owner of the shares of common stock held by WP X and WPP X. Messrs. Kaye and Landy may be deemed to control WP X, WPP X, WP X LP, WP X LLC, WPP LLC, WP and WP LLC. Each of WP X LP, WP X LLC, WPP LLC, WP, WP LLC, and Messrs. Kaye and Landy disclaim beneficial ownership of the common stock, except to the extent of its or his pecuniary interest in such shares.

Changes in Control

There are no arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company.

TRANSACTIONS WITH RELATED PERSONS,
PROMOTERS AND CERTAIN CONTROL PERSONS

Transactions with Related Persons

The following includes a summary of transactions since the beginning of the 2011 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds $120,000 and in which any related person had or will have a direct or indirect material interest (other than compensation described above under the heading “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

  Our majority owned subsidiary Guizhou Taibang Biological Products Co., Ltd. (“Guizhou Taibang”) provides processing services for Guizhou Eakan Co., Ltd. (“Guizhou Eakan”), the affiliate of one of Guizhou Taibang’s noncontrolling interest holders. Our total processing services income from Guizhou Eakan amounted to $243,563, $499,128 and $705,018 for the years ended December 31, 2011, 2010 and 2009, respectively. In addition, Guizhou Taibang made sales to Guizhou Eakan, amounting to $nil, $521,306 and $nil for the years ended December 31, 2011, 2010 and 2009, respectively. During the year ended December 31, 2011, Guizhou Taibang had signed a sales contract with Guizhou Eakan and received $486,602 (RMB 3,091,499) in advance for the product Placenta Polypeptide that has not yet been delivered.

  Guizhou Taibang has payables to Guizhou Eakan Investing Corp., amounting to approximately $2,277,603 (RMB14,470,160). Guizhou Eakan Investing Corp. is one of the noncontrolling interest holders of Guizhou Taibang. We borrowed this interest free advance for working capital purpose for Guizhou Taibang. The balance is due on demand.

  Guizhou Taibang has payables to Guizhou Jie’an Company (“Jie’an”), a noncontrolling interest holder of Guizhou Taibang, amounting to approximately $1,042,335 (RMB 6,622,205). In 2007, Guizhou Taibang received additional contributions from Jie’an of $962,853 to maintain Jie’an’s equity interest in Guizhou Taibang at 9%. However, due to a legal dispute among shareholders over raising additional capital, the contribution is subject to be returned to Jie’an. During the second quarter of 2010, Jie’an requested that Guizhou Taibang register its 1.8 million shares of additional capital contribution with the local Administration for Industry and Commerce, pursuant to the equity purchase agreement, and such registration was approved by the majority shareholders of Guizhou Taibang in a shareholders’ meeting held in the second quarter of 2010. However, the Board is withholding its required ratification of the shareholders’ approval of Jie’an’s request until the completion of the ongoing litigation. If we decided to ratify the approval, our ownership in Guizhou Taibang will be diluted from 54% to 52.54% and Jie’an will be entitled to receive its pro rata share of Guizhou Taibang’s profits from the prior 4.5 years.

Except as set forth in our discussion above, none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Policies and Procedures Relating to Transactions with Related Persons

On July 27, 2009, our Board adopted the China Biologic Products, Inc. Related Party Transactions Policy and Procedures (the “Policy”). Under the Policy, all Interested Transactions with Related Parties are subject to approval or ratification in accordance with the procedures set forth below.

The Policy defines an “Interested Transaction” is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (1) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year, (2) the Company is a participant and (3) any Related Party has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A “Related Party” is defined as any (a) person who is or was (since the beginning of the last fiscal year for which the Company has filed a Form 10-K and proxy statement, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common stock or (c) immediate family member of any of the foregoing.

Procedures

Under the Policy, the Governance and Nominating Committee shall review the material facts of all Interested Transactions that require the Governance and Nominating Committee’s approval and either approve or disapprove of the entry into the Interested Transaction, subject to the exceptions described below. If the Governance and Nominating Committee’s approval of an Interested Transaction is not feasible, then the Interested Transaction shall be considered and, if the Governance and Nominating Committee determines it to be appropriate, ratified at the Governance and Nominating Committee’s next regularly scheduled meeting. In determining whether to approve or ratify an Interested Transaction, the Governance and Nominating Committee will take into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the Related Party’s interest in the transaction.

The Governance and Nominating Committee has reviewed the Interested Transactions described below in “Standing Pre-Approval for Certain Interested Transactions” and determined that each of the Interested Transactions described therein shall be deemed to be pre-approved or ratified (as applicable) by the Governance and Nominating Committee under the terms of the Policy. In addition, the board of directors has delegated to the Chair of the Governance and Nominating Committee the authority to pre-approve or ratify (as applicable) any Interested Transaction with a Related Party in which the aggregate amount involved is expected to be less than $250,000. In connection with each regularly scheduled meeting of the Governance and Nominating Committee, a summary of each new Interested Transaction deemed pre-approved pursuant to paragraph (3) or (4) under “Standing Pre-Approval for Certain Interested Transactions” below and each new Interested Transaction preapproved by the Chair in accordance shall be provided to the Governance and Nominating Committee for its review.

Under the Policy, no director shall participate in any discussion or approval of an Interested Transaction for which he or she is a Related Party, except that the director shall provide all material information concerning the Interested Transaction to the Governance and Nominating Committee.

If an Interested Transaction will be ongoing, the Governance and Nominating Committee may establish guidelines for our management to follow in its ongoing dealings with the Related Party. Thereafter, the Governance and Nominating Committee, on at least an annual basis, shall review and assess ongoing relationships with the Related Party to see that they are in compliance with the Governance and Nominating Committee’s guidelines and that the Interested Transaction remains appropriate.

Standing Pre-Approval for Certain Interested Transactions

The Governance and Nominating Committee has reviewed the types of Interested Transactions described below and determined that each of the following Interested Transactions shall be deemed to be pre-approved by the Governance and Nominating Committee, even if the aggregate amount involved will exceed $100,000.

1.

Employment of Executive Officers. Any employment by the Company of an executive officer if (a) the related compensation is required to be reported in our proxy statement under Item 402 of the SEC’s compensation disclosure requirements; or (b) the executive officer is not an immediate family member of another executive officer or director of the Company, the related compensation would be reported in our proxy statement under Item 402 of the SEC’s compensation disclosure requirements if the executive officer was a “named executive officer,” and the Company’s Compensation Committee approved (or recommended that the Board approve) such compensation.

2.	Director Compensation. Any compensation paid to a director if the compensation is required to be reported in our proxy statement under Item 402 of the SEC’s compensation disclosure requirements.

3.

Certain Transactions with other Companies. Any transaction with another company at which a Related Party’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $1,000,000, or 2% of that company’s total annual revenues.

4.

Certain Company Charitable Contributions. Any charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a Related Party’s only relationship is as an employee (other than an executive officer) or a director, if the aggregate amount involved does not exceed the lesser of $1,000,000, or 2% of the charitable organization’s total annual receipts.

5.

Transactions Where All Shareholders Receive Proportional Benefits. Any transaction where the Related Party’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis (e.g. dividends).

6.	Transactions Involving Competitive Bids. Any transaction involving a Related Party where the rates or charges involved are determined by competitive bids.

7.

Regulated Transactions. Any transaction with a Related Party involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.

8.

Certain Banking-Related Services. Any transaction with a Related Party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

There were no related party transactions since the beginning of the fiscal year ended December 31, 2011 for which our Policy did not require review, approval or ratification, or where our Policy was not followed.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects our executive officers, delegates authority for the conduct of our day-to-day operations to those officers, and monitors their performance. Members of the Board keep themselves informed of our business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

See “Governance and Nominating Committee” above for a discussion of the process for selecting directors.

There are currently nine directors serving on the Board. At the Annual Meeting, nine directors will be elected. The individuals who have been nominated for election to the Board at the Annual Meeting are listed in the table below. Eight of the nine nominees currently are members of the Board. A new director nominee, Mr. Albert (Wai Keung) Yeung, was nominated for election this year at the Annual Meeting. The stockholders are entitled to vote “withhold” or “for” with respect to each director nominee on an individual basis.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for director at the time of the Annual Meeting, the holders of the proxies solicited by this Amended Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a director.

The nine director nominees receiving a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, shall be elected as the directors.

According to our Corporate Governance Guidelines, in an uncontested election (i.e., an election where the only nominees are those recommended by the board of directors), any nominee for director who receives a greater number of votes “withheld” from his/her election than votes “for” such election (a “Majority Withheld Vote”) is obligated to promptly tender his/her resignation to the board of directors following certification of the stockholder vote.

In the event of a tendered resignation following a Majority Withheld Vote, the Governance and Nomination Committee will thereafter promptly consider the resignation offer and recommend to the Board action with respect to the tendered resignation, and the Board shall promptly act upon such recommendation. In considering what action to recommend with respect to the tendered resignation, the Governance and Nomination Committee will take into account all factors deemed relevant by the members of the Governance and Nomination Committee including, without limitation, any stated reasons why stockholders "withheld" votes for election from such director, the length of service and qualifications of the director whose resignation has been tendered, the overall composition of the board of directors, the director's contributions to us, and our Corporate Governance Guidelines.

Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

The Board of Directors recommends a vote FOR the election of the nominees listed below.

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position with the Company	Term as Director
David (Xiaoying) Gao	62	Chairman of the Board	October, 2011 – Present
Sean Shao	55	Director	July 24, 2008 – Present
Yungang Lu	49	Director	March, 2012 – Present
Chong Yang Li	38	Director	December 17, 2010 – Present
Bing Li	44	Director	February 27, 2011 – Present
Wenfang Liu	74	Director	February 27, 2011 – Present
Zhijun Tong	52	Director	April 20, 2012 -Present
Sandy (Han) Zhang	39	Director	April 20, 2012 -Present
Albert (Wai Keung) Yeung	69	New Director Nominee	n/a

Director Qualifications

Directors are responsible for overseeing our business consistent with their fiduciary duty to shareowners. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on our Board that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Board and the Governance and Nominating Committee of the Board consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and our current and future needs.

In its assessment of each potential candidate, including those recommended by shareowners, the Governance and Nominating Committee considers the nominee’s judgment, integrity, experience, independence, understanding of our business or other related industries and such other factors the Governance and Nominating Committee determines are pertinent in light of the current needs of the Board. The Governance and Nominating Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and the Governance and Nominating Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all directors, the Board assesses intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Qualifications, Attributes, Skills and Experience to be Represented on the Board as a Whole

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the board as a whole, in light of our current needs and business priorities. The Company is a NASDAQ listed biopharmaceutical company that is principally engaged in the research, development and manufacturing of plasma-based pharmaceutical products in China. Therefore, the Board believes that a diversity of professional experiences in the biopharmaceutical industry, specific knowledge of key geographic growth areas, and knowledge of U.S. capital markets and of U.S. accounting and financial reporting standards should be represented on the board. In addition, the market in which we compete is characterized by introductions of new products and changes in customer demands and our future success depends upon our ability to keep pace through strong research and development. Therefore, the Board believes that academic and professional experience in research and development in the biopharmaceutical industry should also be represented on the Board.

Summary of Qualifications of Nominees for Director:

Set forth below is a narrative disclosure that summarizes some of the specific qualifications, attributes, skills and experiences of our directors. For more detailed information, please refer to the biographical information for each director set forth above.

Mr. David (Xiaoying) Gao. Mr. Gao is our Chief Executive Officer. He served as the Chief Executive Officer and a director of BMP Sunstone Corporation (Nasdaq: BJGP), as the President and a director of Abacus Investments Ltd, a private wealth management company, as a senior integration advisor for Sanofi, and as the Chief Executive Officer of Abacus. He also held various executive positions at Motorola, Inc. Mr. Gao holds a B.S. in Mechanical Engineering from the Beijing Institute of Technology, a M.S. in Mechanical Engineering from Hanover University, Germany, and an M.B.A. from The Massachusetts Institute of Technology.

The Board selected Mr. Gao to serve as a director because he brings to the Board extensive experience gained from working in the pharmaceutical industry in a variety of positions at the senior management level. With a strong mix of operational and financial knowledge, both generally and specifically with regard to the pharmaceutical industry, Mr. Gao adds to the Board’s collective level of expertise, skills and qualifications.

Mr. Sean Shao. Mr. Shao is a U.S. certified accountant, with over 10 years experience as an auditor at Deloitte Touche Tohmatsu and Deloitte Touche Toronto, where he led many independent audits of PRC-based companies. Mr. Shao has also served as (i) independent director and chairman of the audit committee of: Xueda Education Group, a Chinese personalized tutoring services company listed on NYSE since March 2010 and Yongye International, Inc., a Chinese agricultural company listed on NASDAQ since April 2009; (ii) independent director and chairman of the compensation committee of AsiaInfo-Linkage, Inc., a Chinese telecom software solutions provider listed on NASDAQ since July 2010 (iii) independent director and chairman of the nominating committee of Agria Corporation, a Chinese agricultural company listed on NYSE since November 2008; and (iv) independent director and chairman of the audit committee and compensation committee of China Nuokang Bio-Pharmaceutical, Inc., a biopharmaceutical company listed on NASDAQ since September 2008. He served as the chief financial officer of Trina Solar Limited from 2006 to 2008. In addition, Mr. Shao served from 2004 to 2006 as the chief financial officer of ChinaEdu Corporation, an educational service provider, and of Watchdata Technologies Ltd., a Chinese security software company. He holds a master’s degree in health care administration from the University of California, Los Angeles.

Mr. Shao brings to the Board extensive management, financial and accounting expertise, as well as significant involvement with public companies. The Board believes that as the former chief financial officer of several companies, Mr. Shao qualifies as a financial expert and is able to provide key insight to the Board on financial and other matters. In addition, Mr. Shao’s service on the boards of other public companies has given him expertise with respect to corporate governance issues. The Board believes that Mr. Shao has the qualities necessary to contribute to the Board’s overall effectiveness.

Dr. Yungang Lu. Dr. Lu currently serves as Managing Director of Seres Asset Management Limited, an investment manager based in Hong Kong. He also serves as a board director of the following listed companies: AsiaInfo-Linkage, Inc., a provider of software solutions and IT services in China’s telecommunications industry, China Techfaith Wireless Communication Technology Ltd., a handheld device company in China, and China Cord Blood Corporation, a provider of cord blood storage services in China. Dr. Lu previously served as a Managing Director of APAC Capital Advisors Limited, a Hong Kong-based investment manager specializing in Greater China equities, and as a research analyst with Credit Suisse First Boston (Hong Kong), a financial services company, where his last position was the head of China Research. He also worked as an equity analyst focused on regional infrastructure at JP Morgan Securities Asia, a financial services company, in Hong Kong. Dr. Lu received a B.S. in Biology from Peking University, an M.S. in Biochemistry from Brigham Young University and a Ph.D. in Finance from the University of California, Los Angeles.

The Board selected Dr. Lu to serve as a director because he has significant experience leading, managing and advising companies. Dr. Lu’s investment managing background gives him keen insight into Company’s operations. Dr. Lu meets NASDAQ’s financial sophistication requirements. Additionally, as a result of Dr. Lu’s service on the boards of other public companies and varied strategic mergers and acquisition experience, he is familiar with a full range of corporate and board functions.

Mr. Chong Yang Li. Mr. Li has been a certified appraiser since 2006. He has over 15 years of experience in providing asset valuation services, in connection with IPOs and reorganizations, primarily to PRC listed companies across varied industries. Since 2006, Mr. Li has served in various managerial positions for Fujian Zhongxing Assets Real Estate and Land Appraisal Co., Ltd., an assets and real estate appraisal company where he currently serves as Vice Chairman. Prior to that time, Mr. Li served from 2000 to 2005 in various managerial positions, including as Executive Assistant to the General Manager, for the Fujian Assets Appraisal Center, an assets valuation and appraisal company. Mr. Li holds a Diploma in Accounting from the China Farmer University.

The Board believes Mr. Li’s rich experiences in listed companies valuation, and his background and knowledge in accounting adds to the Board’s collective level of expertise, skills and qualifications.

Dr. Bing Li. Dr Li has served as an advisor of Warburg Pincus Asia LLC since June 2010 and has served as an Executive Director in Warburg Pincus Asia LLC since June 2011, in which capacity Dr. Li evaluates potential investment opportunities and manages portfolio in the healthcare space. He served as General Manager of Enterprise Business and Business Development and Commercial Development Director of GlaxoSmithKline China/Hong Kong between 2006 to 2010, and has served in various positions with Eli Lilly and Company in the United States, including Manager of China/India strategy, Manager of Global New Product Planning for Drug Delivery System, and Consultant to Biotechnology Strategy Group. He holds a Master of Business Administration and Master of Engineering Management from the Kellogg Graduate School of Management, a Ph.D. in Cell and Molecular Biology from the University of Rochester, and a Bachelor of Science in Biophysics from Fudan University.

Dr. Li’s experience in equity investments and advising various pharmaceutical companies throughout the world led the Board to conclude that he would be a valuable addition to the Board. His experience on the boards of both public and private pharmaceutical companies also provides significant value and adds to his diverse perspective.

Prof. Wenfang Liu. Prof. Liu served as the Chief Consultant for Sichuan Yuanda Shuyang Pharmaceuticals, a plasma-based manufacture in China, from February 2007 to February 2011 and served in various managerial positions including as Chief Engineer and Director of Hualan Biological Engineering, a major player in PRC’s plasma-based manufacturer from 2000 to 2007. He has also served as Director of Blood Separating at Chengdu Jiaying Medical Product Co., Ltd. from 2005 to 2006, as Chief Engineer of Guiyang Qianfeng Biological Products Co., Ltd. from 1998 to 1999, as Vice Chairman of Institute of Blood Transfusion of Chinese Academy of Medical Sciences. He currently serves as a member of the Sichuan CPPC Standing Committee and previously served as a member of the Chinese Society of Blood Transfusion and the China Medical Biotech Association. He holds a Bachelors degree in Biochemistry from the Chinese Academy of Sciences, Forest and Soil College and has been a Ph.D. advisor.

The Board selected Prof. Liu to serve as a director because his expertise in pharmaceutical industry, both general and specific to the Company. Prof. Liu’s academic background gives him keen insight into the technology and research and development aspects of the Company’s operations. Prof. Liu also has valuable experience as a result of his service as a consultant and director of other pharmaceutical companies. For these and other reasons, the Board believes that Prof. Liu contributes to the overall quality and diversity of perspectives on the Board.

Zhijun Tong. Mr. Tong has served as the chairman of the board of directors of several corporations, including Spain Qifa Corporation Ltd. since 1996, Hong Kong Tong’s Group since 2007, Sunstone (Qingdao) Plant Oil Co., Ltd. since 2008, Sunstone (Qingdao) Food Co., Ltd. since 2009, Shengda (Zhangjiakou) Pharmaceutical Co., Ltd. since 2011 and Shengda (Qianxi) Chinese Medicine Cultivation Co., Ltd. since 2012. He has also served as a director and a vice president of Spain International Haisitan Group since 1993. From 2007 to 2011, Mr. Tong also served as the president and a director of BMP Sunstone Corporation, a NASDAQ-listed pharmaceutical corporation.

The Board selected Mr. Tong to serve as a director because he has significant experience leading, managing and advising companies. He also has experience leading organizations through periods of growth, including growing a startup company into a public company. His experience on the boards of both public and private pharmaceutical companies also provides significant value and adds to his diverse perspective.

Sandy (Han) Zhang. Ms. Zhang has served as a consultant at Resources Global Professionals Consulting, Shanghai, since 2006. She also worked as an associate at Deloitte & Touche Corporate Finance Pte Ltd., Singapore, from May 2005 to May 2006, as a senior auditor at Deloitte & Touche LLP, Singapore, from December 2002 to May 2005, and as a financial manager at Hypac, a division of Terex Corporation, from July 1998 to July 2000. Ms. Zhang holds a Bachelor of Art in International Finance from Peking University. She is a Chartered Certified Accountant and Chartered Financial Analyst.

The Board selected Ms. Zhang to serve as a director because she brings to the Board a deep knowledge of financial and accounting issues. Ms. Zhang meets NASDAQ’s financial sophistication requirements. Ms. Zhang is a skilled advisor who makes a strong contribution to the diversity of perspectives on the Board.

Albert (Wai Keung) Yeung. Mr. Yeung has been since 2005 a partner of Albert Yeung & Associate Consulting Company, a consulting company providing M&A, leadership and executive coaching services to senior managers and chief executive officers. From August 2006 to February 2011, Mr. Yeung also served as a director of BMP Sunstone Corporation, a company listed on NASDAQ until the company’s acquisition by Sanofi. Prior to that, Mr. Yeung had spent more than 30 years in China’s pharmaceutical industry, holding various senior sales, marketing and general management positions with major pharmaceutical corporations in Hong Kong and mainland China, including Johnson & Johnson, Xian-Janssen, Burroughs Wellcome, Bristol Myers-Squibb and GlaxoSmithKline. If elected, Mr. Yeung will be an “independent” director within the meaning of the NASDAQ Marketplace Rules.

The Board selected Mr. Yeung to serve as a director because of his extensive experience in the pharmaceutical industry in China. With a strong mix of operational and corporate management knowledge, both generally and specifically with regard to the pharmaceutical industry, Mr. Yeung provides significant value to the overall qualify and diversity of the perspectives on the Board.

General Information

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management” above.

See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board or executive officer is related to any other nominee, member of the Board or executive officer.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected KPMG to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012. KPMG was the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2011.

We are asking our stockholders to ratify the selection of KPMG as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of KPMG to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by KPMG that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accounting firms and their clients during the last fiscal year. Representatives of KPMG are expected to attend the Annual Meeting with the opportunity to make a statement and/or respond to appropriate questions from shareholders present at the Annual Meeting.

Services and Fees of Independent Public Accounting Firms

Aggregate fees billed to the Company by our predecessor and successor independent public accounting firms during the last two fiscal years were as follows:

	2011	2010
Audit Fees	$1,032,228	$1,008,256
Audit Related Fees	-	-
Tax Fees	39,561	41,550
All Other Fees	-	18,000
Total	$1,071,789	$1,067,806

Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and audit of the effectiveness of internal control over financial reporting, and services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.

The aggregate amount of Audit Fees for the year 2011 consists of $1,032,228 billed by KPMG, for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended December 31, 2011 and review of the Company’s financial statements included in the three Form 10-Q’s for the quarters ended March 31, June 30 and September 30, 2011, and audit of the effectiveness of internal control over financial reporting as of December 31, 2011.

The aggregate amount of Audit Fees of the year 2010 consists of $558,256 billed by KPMG, for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended December 31, 2010, and $450,000 billed by Frazer Frost for services rendered for the review of the Company’s financial statements for the quarter ended March 31, 2011, June 30, 2011 and September 31, 2011 and the restatement of such financial statements.

Tax fees paid by us to KPMG of $39,561 and Frazer Frost of $41,500 were for tax services in 2011 and 2010, respectively. All Other Fees consisted of other fees incurred for certain financial due diligence services provided by Frazer Frost in 2010.

In accordance with the Audit Committee’s pre-approval policies and procedures described below, during fiscal 2011, 100% of all audit, audit-related, tax and other services performed by KPMG were approved in advance by the Audit Committee. KPMG was our principal auditor and no work was performed by persons outside of this firm.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Audit Committee to assure that such services do not impair the auditors’ independence from us.

The Board of Directors recommends a vote FOR ratification of the selection of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

PROPOSAL NO. 3
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Amended Proxy Statement in accordance with the SEC’s rules.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, business unit goals, corporate goals, and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. We are asking our stockholders to indicate their support for our named executive officer compensation as described in the Compensation Discussion and Analysis and related compensation tables. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Amended Proxy Statement. Accordingly, we will ask our stockholders to vote for the approval of the compensation of the named executive officers, as disclosed in this Amended Proxy Statement pursuant to the compensation disclosure rules of the SEC.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the approval the named executive officer compensation as disclosed in this Amended Proxy Statement, they will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in the Compensation Discussion and Analysis and related compensation tables.

PROPOSAL NO. 4
AMENDMENT TO FOURTH ARTICLE OF THE CERTIFICATE OF INCORPORATION

On June 20, 2012, our Board approved and recommended for submission to our stockholders for approval at the Annual Meeting, the proposal to amend FOURTH Article of the Certificate of Incorporation to (i) permit the Board to issue up to 10,000,000 shares of preferred stock in one or more series and with such rights (including voting, dividend and conversion), preferences and designations as the Board deems necessary or advisable without any further action by our stockholders and (ii) require a Stockholder Super Majority Vote to amend such provision.

FOURTH Article of the Certificate of Incorporation as proposed to be amended would state:

“FOURTH: (a) The total number of shares of stock which this Corporation is authorized to issue is: 110,000,000 shares, with a par value of $0.0001, of which 100,000,000 shall be Common Stock and 10,000,000 shall be Preferred Stock.

(b) The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions and to set forth in a certificate of designations filed pursuant to the DGCL the powers, designations, preferences and relative, participation, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions that dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

(c) Any amendment, modification or repeal of Section (b) of this FOURTH Article shall require affirmative vote of stockholders holding at least two-thirds (2/3) of the combined voting power of the then outstanding shares of capital stock of the Corporation, voting together as a single class.”

The adoption of the amendment to FOURTH Article of the Certificate of Incorporation as disclosed in this Amended Proxy Statement requires the affirmative vote of the holders of a majority of our total outstanding shares entitled to voted thereon, whether or not such shares are present in person or represented by proxy at the Annual Meeting.

Background of Proposal

The current FOURTH Article of the Certificate of Incorporation authorizes 10,000,000 shares of preferred stock. The proposed amendment to FOURTH Article would permit the Board to issue up to 10,000,000 shares of preferred stock in one or more series and with such rights (including voting, dividend and conversion), preferences and designations as the Board deems necessary or advisable without any further action by our stockholders (the “Blank Check Provision”). This is commonly referred to as “blank check preferred stock.”

The Board believes that amending the Certificate of Incorporation to authorize the issuance of the blank check preferred stock will provide the Company with increased flexibility in raising future capital. The proposed amendment would give the Board flexibility without further stockholder action (except as may be required by applicable law or by the rules of any stock exchange on which our securities may be listed) to issue the blank check preferred stock on such terms and conditions as the Board deems to be in the best interests of the Company and our stockholders. The Board believes that increased flexibility in capital raising is in the best interests of the Company and our stockholders.

The Board believes that for the Company to successfully execute our business strategy with respect to our emerging businesses the Company may need to raise capital at some point in the future and it may be preferable or necessary to issue preferred stock to investors. Preferred stock usually grants holders certain preferential rights in voting, dividends, liquidation and/or other rights in preference over the common stock. Accordingly, in order to grant the Board the flexibility to issue our equity securities in the manner best suited for our Company, or as may be required by the capital markets, the proposed amendment would convert our currently authorized 10,000,000 shares of preferred stock to 10,000,000 authorized shares of blank check preferred stock for the Board to issue.

The availability of undesignated preferred stock may have certain negative effects on the rights of the holders of our common stock. The actual effect of the issuance of any shares of blank check preferred stock upon the rights of holders of common stock cannot be stated until the Board determines the specific rights of the holders of such blank check preferred stock. However, the potential effects of the issuance of any particular class or series of preferred stock on the rights of holders of common stock, may result in, including without limitation, restrictions on the payment of dividends, dilution of voting power and ownership, and impairment of liquidation rights. Holders of common stock will not have preemptive rights with respect to the blank check preferred stock.

The proposed Blank Check Provision would afford the Board greater flexibility in responding to unsolicited acquisition proposals and hostile takeover bids. The issuance of blank check preferred stock could have the effect of making it more difficult or time consuming for a third party to acquire a majority of the Company’s outstanding voting stock or otherwise effect a change of control. Blank check preferred stock may also be sold to third parties who indicate they would support the Board in opposing a hostile takeover bid. The proposed Blank Check Provision, if adopted, may be disadvantageous to stockholders to the extent that it has the effect of delaying or discouraging a future takeover attempt that is not approved by the Board but which a majority of the stockholders may deem to be in their best interests. The proposed Blank Check Provision is not being proposed in response to any attempt to acquire control of the Company, to obtain representation on the Company’s Board, or to take significant corporate action, and the Company is not aware of any such plans.

The Board also considered the advantages and disadvantages of requiring a Stockholder Super Majority Vote to effect any amendment to the proposed Blank Check Provision as compared to a simple majority voting requirement. The Board considers a requirement of a Stockholder Super Majority Vote to amend the proposed Blank Check Provision to be desirable since it ensures that there is a broad stockholder support and a clear stockholder mandate in order to revise or remove a provision that provides the Company with additional financing flexibility while also providing a defensive mechanism that the Board may use against third party tender or control proposals that are not in the best interest of the Company and its stockholders.

Therefore, the Board determined that it is in the best interest of the Company and its stockholders to (i) permit the Board to issue up to 10,000,000 shares of preferred stock in one or more series and with such rights (including voting, dividend and conversion), preferences and designations as the Board deems necessary or advisable without any further action by our stockholders, and (ii) require a Stockholder Super Majority Vote to amend such provision.

The above description is qualified in its entirety by reference to the actual text of the Amended and Restated Certificate of Incorporation as set forth in Appendix A. We urge you to review carefully the Amended and Restated Certificate of Incorporation in its entirety because the above summary may not contain all the information about this amendment that is important to you.

The Board of Directors recommends a vote FOR the adoption of the amendment to FOURTH Article of the Certificate of Incorporation as disclosed in this Amended Proxy Statement.

PROPOSAL NO. 5
AMENDMENT TO FIFTH ARTICLE OF THE CERTIFICATE OF INCORPORATION

On June 20, 2012, our Board approved and recommended for submission to our stockholders for approval at the Annual Meeting, the proposal to amend FIFTH Article of the Certificate of Incorporation to (i) prohibit stockholders from taking action by written consent in lieu of a meeting, and (ii) require a Stockholder Super Majority Vote to amend such provision.

FIFTH Article of the Certificate of Incorporation as proposed to be amended would state:

“FIFTH: Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent, any action required or permitted to be taken by stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting.

Any amendments to this FIFTH Article shall require affirmative vote of stockholders holding at least two-thirds (2/3) of the combined voting power of the then outstanding shares of capital stock of the Corporation, voting together as a single class.”

The adoption of the amendment to FIFTH Article of the Certificate of Incorporation as disclosed in this Amended Proxy Statement requires the affirmative vote of the holders of a majority of our total outstanding shares entitled to voted thereon, whether or not such shares are present in person or represented by proxy at the Annual Meeting.

Background of Proposal

Section 2.07 of our current Bylaws allows any action required or permitted to be taken by stockholders at a meeting to be taken without notice, without a meeting and without a stockholder vote if a written consent setting forth the action to be taken is signed by the holders of outstanding shares of stock having the requisite number of votes that would be necessary to authorize the action at a meeting of stockholders at which all shares entitled to vote were present and voted. The principal advantage of such provision is that it minimizes the time needed to effect corporate actions that require stockholder approval by allowing the company to obtain such approval in writing without having to incur the costs and take the time required to call a special meeting. The Board, however, believes that it is important to give all of the Company’s stockholders the opportunity to participate in determining any proposed action of stockholders and to allow the Board the opportunity to give advance consideration to, and to give the stockholders its recommendation with respect to, any such proposed action. The Board is proposing this amendment to prohibit shareholder action in lieu of a meeting (the “No Written Consent Provision”) because the Board believes it is appropriate to prevent the holders of a majority of outstanding voting securities from potentially taking unannounced action and from using the written consent procedure to take action affecting the rights of all of the Company’s stockholders without such action being fully considered by all of the Company's stockholders at a formal meeting of stockholders. The proposed No Written Consent Provision could also avoid confusion and disruption in a publicly-held corporation with over 26 million outstanding shares. Without this amendment, multiple groups of stockholders would be able to solicit written consents at any time and as frequently as they choose on a range of issues, some of which may be duplicative or conflicting. This could lead to a chaotic state of corporate affairs.

The proposed No Written Consent Provision is also intended to protect the Company and its stockholders from unfair or coercive takeover tactics. As part of a hostile takeover attempt, hostile bidders often attempt to force a response by a target company through threats or attempts to secure stockholder action without a meeting, which may not provide the board of directors of the target company with a reasonable opportunity to consider whether such hostile bid or stockholder proposal is in the best interests of the stockholders of the target company. The proposed No Written Consent Provision is intended to remove the Company’s vulnerability to such tactics and to ensure that appropriate takeover bids can be considered in a deliberate, proper and fully informed manner. The Board believes that the Company’s corporate governance policies obviate the need for stockholders to act by written consent. Our corporate governance policies ensure that the Board is held accountable and provide stockholders with access to the Board and opportunity to submit proposals for approval at annual meetings.

The proposed No Written Consent Provision will prevent stockholders from taking action other than at an annual or special meeting of stockholders. The proposed Restriction of Special Meeting Provision as set forth in Proposal No. 8 provides that only the Chief Executive Officer, Chairman of the Board or a majority of the directors by written order may call special meetings of the Company's stockholders. Consequently, if this proposed No Written Consent Provision and the proposed Restriction of Special Meeting Provision as set forth in Proposal No. 8 are approved, the Company's stockholders, or a group of the Company's stockholders, would no longer have the ability to take corporate action between annual meetings of stockholders without the approval of the Company's Chief Executive Officer, Chairman of the Board or the written order of a majority of the directors.

The proposed No Written Consent Provision could have a potential anti-takeover effect and might render more difficult or discourage a merger, tender offer, proxy contest or change in control and the removal of management, which stockholders might otherwise deem favorable. The proposed No Written Consent Provision, if adopted, may be disadvantageous to stockholders to the extent that it has the effect of delaying or discouraging a future takeover attempt that is not approved by the Board but which a majority of the stockholders may deem to be in their best interests. The proposed No Written Consent Provision is not being proposed in response to any attempt to acquire control of the Company, to obtain representation on the Company’s Board, or to take significant corporate action, and the Company is not aware of any such plans.

The Board also considered the advantages and disadvantages of requiring a Stockholder Super Majority Vote to effect any amendment to the proposed No Written Consent Provision as compared to a simple majority voting requirement. The Board considers a requirement of a Stockholder Super Majority Vote to amend the proposed No Written Consent Provision to be desirable since it ensures that there is a broad stockholder support and a clear stockholder mandate in order to revise or remove this provision.

Therefore, the Board determined that it is in the best interest of the Company and its stockholders to (i) prohibit stockholders from taking actions by written consent in lieu of a meeting, and (ii) require a Stockholder Super Majority Vote to amend such provision.

Conforming Changes to the Bylaws

If this Proposal No. 5 is approved by our stockholders at the Annual Meeting, Section 2.07 of our current Bylaws, which provides for stockholder action by written consent will be deleted in its entirety pursuant to Sections 228 and 242 of the Delaware General Corporation Law.

The above description is qualified in its entirety by reference to the actual text of the Amended and Restated Certificate of Incorporation as set forth in Appendix A. We urge you to review carefully the Amended and Restated Certificate of Incorporation in its entirety because the above summary may not contain all the information about this amendment that is important to you.

The Board of Directors recommends a vote FOR the adoption of the amendment to FIFTH Article of the Certificate of Incorporation as disclosed in this Amended Proxy Statement.

PROPOSAL NO. 6
AMENDMENT TO SIXTH ARTICLE OF THE CERTIFICATE OF INCORPORATION

On June 20, 2012, our Board approved and recommended for submission to our stockholders for approval at the Annual Meeting, the proposal to amend SIXTH Article of the Certificate of Incorporation to clarify that the Board has the power to adopt, amend or repeal the Bylaws unless otherwise specified for any particular provision in the Bylaws.

SIXTH Article of the Certificate of Incorporation as proposed to be amended would state:

“SIXTH: The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation unless otherwise specified for any particular provision in the Bylaws.”

The adoption of the amendment to SIXTH Article of the Certificate of Incorporation as disclosed in this Amended Proxy Statement requires the affirmative vote of the holders of a majority of our total outstanding shares entitled to voted thereon, whether or not such shares are present in person or represented by proxy at the Annual Meeting.

Background of Proposal

The Board has determined that it is in the best interest of the Company and its stockholders to clarify that the Board shall have the power to adopt, amend or repeal the Bylaws unless otherwise specified for any particular provision in the Bylaws.

The above description is qualified in its entirety by reference to the actual text of the Amended and Restated Certificate of Incorporation as set forth in Appendix A. We urge you to review carefully the Amended and Restated Certificate of Incorporation in its entirety because the above summary may not contain all the information about this amendment that is important to you.

The Board of Directors recommends a vote FOR the adoption of the amendment to SIXTH Article of the Certificate of Incorporation as disclosed in this Amended Proxy Statement.

PROPOSAL NO. 7

ADOPTION OF EIGHTH ARTICLE TO THE CERTIFICATE OF INCORPORATION AND THE
AMENDMENTS TO SECTION 3.03 AND SECTION 8.09 OF THE BYLAWS

On June 20, 2012, our Board approved and recommended for submission to our stockholders for approval at the Annual Meeting, the adoption of the proposed EIGHTH Article to the Certificate of Incorporation and the amendments to Section 3.03 and Section 8.09 of the Bylaws to (i) adopt a classified board and authorize the Board to designate the Directors into three classes, and (ii) require a Stockholder Super Majority Vote to amend such provision.

The proposed EIGHTH Article of the Certificate of Incorporation would state:

“EIGHTH: (a) The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by this Certificate of Incorporation or by the Bylaws directed or required to be exercised or done by the stockholders.

(b) The Board of Directors shall consist of no more than nine members, the exact number of which shall be fixed from time to time by vote of the stockholders or of the Board of Directors, at any regular or special meeting. Subject to the rights of holders of any series of preferred stock with respect to the election of directors, the directors of the Corporation shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. The initial assignment of members of the Board of Directors to each such class shall be made by the Board of Directors. Initially, Class I directors shall be elected for a one-year term, Class II directors for a two-year term, and Class III directors for a three-year term. At each succeeding annual meeting of the stockholders beginning at the annual meeting after such first meeting, successors to the class of directors whose term expires at that meeting shall be elected for a three-year term. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, if the number of directors that constitutes the Board of Directors is changed, any newly created directorships or decrease in directorships shall be so apportioned by the Board of Directors among the classes as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected, subject, however, to his or her prior death, resignation, retirement or removal from office. Directors need not be residents of Delaware or stockholders of the Corporation. Subject to any additional requirement set forth in the Corporation’s corporate governance guidelines, in any election of directors held at a meeting of stockholders, the persons receiving a plurality of the votes cast by the stockholders entitled to vote thereon at such meeting who are present or represented by proxy, up to the number of directors to be elected in such election, shall be deemed elected.

(c) If any vacancy occurs in the Board of Directors caused by death, resignation, retirement, disqualification, or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor or fill the newly created directorship; and a director so chosen shall hold office until the next applicable election and until his successor shall be duly elected and shall qualify, unless sooner displaced. Any director may be removed either for or without cause at any special meeting of stockholders duly called and held for such purpose.

(d) Any amendments to this EIGHTH Article shall require affirmative vote of stockholders holding at least two-thirds (2/3) of the combined voting power of the then outstanding shares of capital stock of the Corporation, voting together as a single class.”

Conforming amendments to the same effect are also proposed to be made to Section 3.03 and Section 8.09 of the Bylaws.

The adoption of proposed EIGHTH Article of the Certificate of Incorporation and the amendments to Section 3.03 and Section 8.09 of the Bylaws as disclosed in this Amended Proxy Statement requires the affirmative vote of the holders of a majority of our total outstanding shares entitled to voted thereon, whether or not such shares are present in person or represented by proxy at the Annual Meeting.

Background of Proposal

The proposed EIGHTH Article of the Certificate of Incorporation and Section 3.03 of the Bylaws provide for a classified board structure, where the nine directors are divided into three classes – Class I, II and III – each class serving a staggered three-year term (the “Staggered Board Provision”). Our Board believes that such classified board structure is in the best long-term interests of the Company and its stockholders. This structure provides the Board with stability and continuity and therefore enhances long-term planning because at any given time a majority of the directors will have prior experience with our Company and, therefore, will be familiar with its business and operations. Our Board believes that the stability in its leadership and policies in the past has helped to promote the creation of long-term stockholder value. Our Board also believes that such structure will assist our Board in protecting the interests of our stockholders in the event of an unsolicited offer for our Company by encouraging any potential acquirer to negotiate directly with our Board.

The adoption of the Staggered Board Provision will prevent stockholders from registering their views on the performance of all directors at each annual meeting. In addition, the adoption of a classified board may increase the amount of time required for a takeover bidder to obtain control of our Company without the cooperation of our Board, even if the takeover bidder were to acquire a majority of the voting power of our outstanding common stock. Without the ability to obtain immediate control of our Board, a takeover bidder will not be able to take action to remove other impediments to its acquisition of our Company. Thus, the adoption of a classified board could discourage certain takeover attempts, perhaps including some takeovers that stockholders may feel would be in their best interests. By potentially discouraging accumulations of large blocks of our stock and fluctuations in the market price of our stock caused by accumulations, this amendment could cause stockholders to lose opportunities to sell their shares at temporarily higher prices. Further, the adoption of a classified board will make it more difficult for our stockholders to change the majority composition of our Board, even if the stockholders believe such a change would be desirable.

Delaware General Corporation Law provides that, unless a corporation’s certificate of incorporation specifically provides otherwise, if a corporation has a classified board, the directors of the corporation may only be removed by the stockholders for cause. The Board believes that it is not in the best interest of the Company and its stockholders to prohibit stockholders from removing directors without cause as such provision takes away the ability of the stockholders to register their view on the performance of a director, especially when such provision is coupled with a classified board structure. Instead, the Board is seeking to provide a balanced approach between director continuity and accountability to maximize stockholder value. The proposed EIGHTH Article of the Certificate of Incorporation therefore specifically allows removal of directors either for or without cause.

The Board also considered the advantages and disadvantages of requiring a Stockholder Super Majority Vote to effect any amendment to the Staggered Board Provision as compared to a simple majority voting requirement. The Board considers a requirement of a Stockholder Super Majority Vote to amend the Staggered Board Provision to be desirable since it ensures that there is a broad stockholder support and a clear stockholder mandate in order to revise or remove this provision.

Therefore, the Board determined that it is in the best interest of the Company and its stockholders to (i) adopt a classified board and authorize the Board to designate the Directors into three classes, and (ii) require a Stockholder Super Majority Vote to amend such provision.

Conforming Changes to the Bylaws

If this Proposal No. 7 is approved by our stockholders at the Annual Meeting, certain conforming amendments will be made to Section 3.02 of the Bylaws.

The above description is qualified in its entirety by reference to the actual text of the Amended and Restated Certificate of Incorporation as set forth in Appendix A and the Second Amended and Restated Bylaws (the “Amended Bylaws”) as set forth in Appendix B. We urge you to review carefully the Amended and Restated Certificate of Incorporation and the Amended Bylaws in their entirety because the above summary may not contain all the information about this amendment that is important to you.

The Board of Directors recommends a vote FOR the adoption of EIGHTH Article to the Certificate of Incorporation and the amendments to Section 3.03 and Section 8.09 of the Bylaws as disclosed in this Amended Proxy Statement.

Amended and Restated Certificate of Incorporation

A copy of our Amended and Restated Certificate of Incorporation is set forth in Appendix A and reflects changes that will be made to our Certificate of Incorporation assuming Proposal No. 4 to Proposal No. 7 are approved by our stockholders at the Annual Meeting, with deletions indicated by strike-outs and additions indicated by underlining. Certain conforming changes will also be necessary in connection with the foregoing amendment and such conforming changes are also reflected in our Amended and Restated Certificate of Incorporation. In addition, the Amended and Restated Certificate of Incorporation deletes ineffective and unnecessary provisions and reflects only the current operative provisions of the Company’s certificate of incorporation. In this regard, the Amended and Restated Certificate of Incorporation eliminates reference to the name and address of the original incorporator of the Company, which information is not required to be in the Amended and Restated Certificate of Incorporation.

If Proposal No. 4 to Proposal No. 7 are approved by our stockholders, we will amend and restate our Certificate of Incorporation to reflect the revisions contemplated by Proposal No. 4 to Proposal No. 7 as set forth in Appendix A and the resulting Amended and Restated Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware, which is anticipated to occur promptly after the Annual Meeting.

PROPOSAL NO. 8

AMENDMENT TO SECTION 2.03 OF THE BYLAWS

On June 20, 2012, our Board approved and recommended for submission to our stockholders for approval at the Annual Meeting, the proposal to adopt certain amendments to Section 2.03 of the Bylaws to prohibit stockholders and certain other persons from calling a special meeting of the stockholders of the Company.

Section 2.03 of the Bylaws as proposed to be amended would state:

“Section 2.03. Special Meeting. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Chief Executive Officer or the Chairman of the Board of Directors or by written order of a majority of the directors. Such request shall state the purposes of the proposed meeting. The Chief Executive Officer or Chairman or directors so calling any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.”

Background of Proposal

Current Section 2.03 of the Bylaws provides that special meetings of stockholders may be called by the Chief Executive Officer or the President of the Company or by the Board or by written order of a majority of the directors or shall be called by the President or the Secretary at the request in writing of stockholders owning a majority of the entire capital stock of the Company issued and outstanding and entitled to vote. This provision allows majority stockholders to call a special meeting to take corporate action that is not directed or recommended by the Board. Such action could be harmful to the best interest of the Company and its stockholders and could prove disruptive to the ability of the Company’s management to manage the Company’s day-to-day operations.

The proposed amendment to Section 2.03 of the Bylaws eliminates the ability of stockholders and certain other persons to call a special meeting of stockholders (the “Restriction of Special Meeting Provision”). The Board believes that the proposed amendment to Section 2.03 of the Bylaws ensures that all stockholders request special meetings only through the Board or the senior management of the Company, which promotes the fair and equitable treatment of all stockholders. This proposed amendment also safeguards the Company against unnecessary disruption to its day-to-day operations. In addition, the Board believes that the Company’s corporate governance policies provide stockholders with access to the Board and opportunity to submit proposals for approval at annual meetings and thereby obviate the need for stockholders to call special meeting directly.

The proposed Restriction of Special Meeting Provision will also have certain anti-takeover effects as it makes more difficult or discourages a proxy contest or the assumption of control by a substantial stockholder and thus could increase the likelihood that incumbent directors will retain their positions.

The above description is qualified in its entirety by reference to the actual text of the Amended Bylaws as set forth in Appendix B. We urge you to review carefully the Amended Bylaws in its entirety because the above summary may not contain all the information about this amendment that is important to you.

The Board of Directors recommends a vote FOR the adoption of the amendment to Section 2.03 of the Bylaws as disclosed in this Amended Proxy Statement.

PROPOSAL NO. 9

ADOPTION OF THE PROPOSED SECTION 2.04 TO THE BYLAWS

On June 20, 2012, our Board approved and recommended for submission to our stockholders for approval at the Annual Meeting, the adoption of the proposed Section 2.04 to the Bylaws to provide advance notice requirements for business that may be conducted at a stockholder meeting.

The proposed Section 2.04 of the Bylaws would state:

“Section 2.04. Advance Notice Procedures.

(i)               Advance Notice of Stockholder Business (Other than Director Nominations). At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the Corporation’s proxy materials with respect to such meeting, (B) by or at the direction of the Board of Directors, or (C) by a stockholder of the Corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.04(i) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.04(i) . In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these Bylaws and applicable law. For the avoidance of doubt, clause (C) above shall be the exclusive means for a stockholder to bring business (other than relating to director nominations) before an annual meeting of stockholders.

(a)               To comply with clause (C) of Section 2.04(i) above, a stockholder’s notice must set forth all information required under this Section 2.04(i) and must be timely received by the Secretary of the Corporation. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Corporation not later than the 60th day nor earlier than the 90th day before the one-year anniversary of the date on which the Corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the Secretary not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of (i) the 60th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.04(i)(a) . “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or any successor thereto (the “1934 Act”).

(b)               To be in proper written form, a stockholder’s notice to the Secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the Corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the Secretary must be supplemented not later than ten days following the record date to disclose the information contained in clauses (3) and (4) above as of the record date. For purpose of this Section 2.04, a “Stockholder Associated Person” of any stockholder shall mean (A) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (B) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (C) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (A) and (B).

(c)               Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.04(i) and, if applicable, Section 2.04(ii) . In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.04(i), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

(ii)               Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these Bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.04(ii) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election to the Board of Directors of the Corporation shall be made at an annual meeting of stockholders only (A) by or at the direction of the Board of Directors or (B) by a stockholder of the Corporation who (1) was a stockholder of record at the time of the giving of the notice required by this Section 2.04(ii) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.04(ii) . In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

(a)               To comply with clause (B) of Section 2.04(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.04(ii) and must be received by the Secretary of the Corporation at the principal executive offices of the Corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.04(i)(a) above.

(b)               To be in proper written form, such stockholder’s notice to the Secretary must set forth:

(1)               as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the Corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (F) a written statement executed by the nominee acknowledging that as a director of the Corporation, the nominee will owe a fiduciary duty under Delaware law with respect to the Corporation and its stockholders, and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

(2)               as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.04(i)(b) above, and the supplement referenced in the second sentence of Section 2.04(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of a number of the Corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect such nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”).

(c)               At the request of the Board of Directors, any person nominated by a stockholder for election as a director must furnish to the Secretary of the Corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (2) such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.04(ii).

(d)               Without exception, no person shall be eligible for election or re-election as a director of the Corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.04(ii) . In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these Bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(iii)               Advance Notice of Director Nominations for Special Meetings.

(a)               For a special meeting of stockholders at which directors are to be elected pursuant to Section 2.03, nominations of persons for election to the Board of Directors shall be made only (1) by or at the direction of the Board of Directors or (2) by any stockholder of the Corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.04(iii) and on the record date for the determination of stockholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the Secretary of the Corporation that includes the information set forth in Sections 2.04(ii)(b) and (ii)(c) above. To be timely, such notice must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the Board of Directors or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.04(iii) . In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

(b)               The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these Bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

(iv)               Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.04, a stockholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.04, including, with respect to business such stockholder intends to bring before the annual meeting that involves a proposal that such stockholder requests to be included in the Corporation’s proxy statement, the requirements of Rule 14a-8 (or any successor provision) under the 1934 Act. Nothing in this Section 2.04 shall be deemed to affect any right of the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.”

Background of Proposal

The proposed Section 2.04 provides the advance notice requirements for business that may be conducted at a stockholder meeting, pursuant to which a stockholder may only nominate directors or present proposals before a meeting if such nomination or proposal was made in compliance with the advance notice procedures set forth in the Amended Bylaws (the “Advanced Notice Provision”). Our Board believes that detailed and clearly stated advance notice requirements are beneficial to both our stockholders and to our Board in planning for and administering stockholder meetings. In addition, they help our stockholders to better understand the process that must be followed in order to comply with the applicable provisions of our Amended Bylaws when submitting proposals for a stockholder meeting, and they enable the Board to better prepare for such meetings and inform stockholders, if necessary or desirable, prior to the meeting of the business to be conducted. The Board believes increased clarity and specificity of these procedures will help to set the stockholders’ expectations for such meetings and better prepare the stockholders for such meetings.

Stockholders should be aware that the proposed Advanced Notice Provision will require any stockholder who desires to nominate directors or present proposals in a meeting to provide additional, more detailed information than is required in our current Bylaws and preclude the conduct of business at a particular meeting if the advance notice procedures are not followed correctly. As a result, a stockholder nomination or proposal that is not made in compliance with the proposed Advanced Notice Provision could be delayed to a subsequent meeting.

The above description is qualified in its entirety by reference to the actual text of the Amended Bylaws as set forth in Appendix B. We urge you to review carefully the Amended Bylaws in its entirety because the above summary may not contain all the information about this amendment that is important to you.

The Board of Directors recommends a vote FOR the adoption of the proposed Section 2.04 to the Bylaws as disclosed in this Amended Proxy Statement.

PROPOSAL NO. 10

AMENDMENT TO SECTION 3.02 OF THE BYLAWS

On June 20, 2012, our Board approved and recommended for submission to our stockholders for approval at the Annual Meeting, the proposal to adopt certain amendments to Section 3.02 of the Bylaws to provide that the Board shall consist of no more than nine members.

Section 3.02 of the Bylaws as proposed to be amended would state:

“Section 3.02. Number of Directors. The Board of Directors shall consist of no more than nine members, the exact number of which shall be fixed from time to time by vote of the stockholders or of the Board of Directors, at any regular or special meeting, subject to the provisions of the Certificate of Incorporation.”

Background of Proposal

The size of the Board is governed by Section 3.02 of the Bylaws, which currently provides that the number of directors which shall constitute the whole Board may be fixed by vote of stockholders or of the Board at any regular or special meeting. Accordingly, stockholders owning shares representing a majority of the votes entitled to be cast at a meeting have the ability to increase the number of directors of the Board, which can create an opportunity for a substantial stockholder to “stack” the Board with directors representing such stockholder’s interests and not the long-term best interests of the Company and all of the other stockholders.

The proposed amendment to Section 3.02 of the Bylaws limits the size of the Board to nine members (the “Maximum Board Size Provision”). This limitation on the size of the Board would effectively limit a substantial stockholders’ ability to increase the size of the Board solely for the purpose of gaining control of the Board. If the Company adopts this proposed amendment and the Staggered Board Provision described in Proposal No. 7, it will take at least two annual meetings for even a substantial stockholder to effectuate a change in control of the Board. The Board believes this Maximum Board Size Provision provides the Board with stability and continuity and ensures the fair and equitable treatment of all stockholders.

The proposed Maximum Board Size Provision, in conjunction with the proposed Staggered Board Provision described in Proposal No. 7, will increase the amount of time required for a substantial stockholder to obtain control of the Company without the cooperation of the Board. Similar to the Staggered Board Provision, the proposed Maximum Board Size Provision could discourage certain takeover attempts, perhaps including some takeovers that stockholders may feel would be in their best interests.

The above description is qualified in its entirety by reference to the actual text of the Amended Bylaws as set forth in Appendix B. We urge you to review carefully the Amended Bylaws in its entirety because the above summary may not contain all the information about this amendment that is important to you.

The Board of Directors recommends a vote FOR the adoption of the amendment to Section 3.02 of the Bylaws as disclosed in this Amended Proxy Statement.

PROPOSAL NO. 11

AMENDMENT TO SECTION 8.09 OF THE BYLAWS

On June 20, 2012, our Board approved and recommended for submission to our stockholders for approval at the Annual Meeting, the proposal to adopt certain amendments to Section 8.09 of the Bylaws to require a Stockholder Super Majority Vote to further amend the proposed provisions in Proposal No. 7 to Proposal No. 10 should such provisions be approved by our stockholders at the Annual Meeting.

Section 8.09 of the Bylaws as proposed to be amended would state:

“Section 8.09. Amendments. These Bylaws may be altered, amended, or repealed at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, or repeal be contained in the notice of such special meeting; provided that, any alteration, amendment, or repeal of Sections 2.03, 2.04, 3.02, 3.03 and 8.09 of these Bylaws shall also require affirmative vote of holders of two thirds (2/3) of the voting power of the then outstanding shares of capital stock of the Corporation, voting together as a single class.”

Background of Proposal

Our current Bylaws provide that the Bylaws may be altered, amended or repealed at any regular meeting of the stockholders or of the Board or at any special meeting of the stockholders or of the Board if notice of such alteration, amendment, or repeal be contained in the notice of such special meeting.

In addition to such requirement, the proposed amendment to Section 8.09 of the Bylaws requires any further amendment to the proposed Staggered Board Provision as described in Proposal No. 7, Restriction of Special Meeting Provision as described in Proposal No. 8, Advanced Notice Provision as described in Proposal No. 9 and Maximum Board Size Provision as described in Proposal No. 10 to be approved by a Stockholder Super Majority Vote. The Board considered the advantages and disadvantages of requiring a Stockholder Super Majority Vote to amend these provisions as compared to a simple majority voting requirement. The Board considers a requirement of a Stockholder Super Majority Vote to amend these provisions to be desirable since it ensures that there is a broad stockholder support and a clear stockholder mandate in order to revise or remove these provisions.

The proposed amendment to Section 8.09 of the Bylaws assumes, and is subject to, the approval of Proposal No. 7 to Proposal No. 10 by our stockholders at the Annual Meeting. To the extent any of Proposal No. 7 to Proposal No. 10 is not approved by our stockholders at the Annual Meeting, conforming changes to reflect such rejection will be made to the proposed Section 8.09 of the Bylaws above by striking out the corresponding section number of such rejected proposal referred to in the proposed Section 8.09 above.

The above description is qualified in its entirety by reference to the actual text of the Amended Bylaws as set forth in Appendix B. We urge you to review carefully the Amended Bylaws in its entirety because the above summary may not contain all the information about this amendment that is important to you.

The Board of Directors recommends a vote FOR the adoption of the amendment to Section 8.09 of the Bylaws as disclosed in this Amended Proxy Statement.

The Amended Bylaws

The above description is qualified in its entirety by reference to the actual text of the Amended Bylaws as set forth in Appendix B. The Amended Bylaws as set forth in Appendix B reflect changes that will be made to our current Bylaws assuming Proposal No. 7 to Proposal No. 11 are approved by our stockholders at the Annual Meeting, with deletions indicated by strike-outs and additions indicated by underlining. Certain necessary confirming changes in connection with Proposal No. 4 to Proposal No. 7 are also reflected in our Amended Bylaws assuming such proposals are approved by our stockholders at the Annual Meeting.

We urge you to review carefully the Amended Bylaws as set forth in Appendix B in its entirety because the above summary may not contain all the information about this amendment that is important to you.

STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for the 2013 annual meeting of the Company in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by our Corporate Secretary at 18th Floor, Jialong International Building, 19 Chaoyang Park Road, Chaoyang District, Beijing 10012, People’s Republic of China, no later than the close of business on March 3, 2013. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

If and to the extent our Proposal No. 9 (adoption of the proposed Section 2.04 to the Bylaws) is approved at the Annual Meeting, a stockholder proposal made outside the Rule 14a-8 processes for the 2013 annual meeting of the Company must be received by our Corporate Secretary at the principal executive offices of the Company no earlier than February 1, 2013 and no later than March 3, 2013; provided, however, that if the date of the 2013 annual meeting is earlier than June 20, 2013 or later than September 18, 2013, a stockholder proposal must be so received no earlier than the close of business on the 90th day prior to the date of the 2013 annual meeting and not later than the close of business on the later of (i) the 60th day prior to the date of the 2013 annual meeting, or (ii) the 10th day following the day on which public announcement of the date of the 2013 annual meeting is first made.

If and to the extent our Proposal No. 9 (adoption of the proposed Section 2.04 to the Bylaws) is not approved at the Annual Meeting, a stockholder proposal made outside the Rule 14a-8 processes for the 2013 annual meeting will not be subject to any advance notice requirement.

OTHER MATTERS

As of the date of this Amended Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Annual Meeting other than the election of directors, the ratification of the appointment of the accountants of the Company, the advisory vote on executive compensation, the adoption of certain amendments to the Certificate of Incorporation and adoption of certain amendments to the Bylaws. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

July 2, 2012	By Order of the Board of Directors

/s/ Ming Yin
Ming Yin
Corporate Secretary

CHINA BIOLOGIC PRODUCTS, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 20, 2012

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of China Biologic Products, Inc., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Amended Proxy Statement, dated July 2, 2012 (the “Amended Proxy Statement”), and hereby constitutes and appoints David (Xiaoying) Gao and Ming Yang (the “Proxies”), or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote, as designed below and with the same force and effect as the undersigned, all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2012 Annual Meeting of Stockholders to be held on July 20, 2012 (the “Annual Meeting”), and at any adjournment or postponement thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said Proxies may do or cause to be done by virtue thereof with respect to the following matters:

1.	Elect as Directors the nominees listed below – The Board recommends a vote FOR each of the listed nominees:

(1)	David (Xiaoying) Gao	FOR	[ ]	WITHHOLD	[ ]
(2)	Sean Shao	FOR	[ ]	WITHHOLD	[ ]
(3)	Yungang Lu	FOR	[ ]	WITHHOLD	[ ]
(4)	Bing Li	FOR	[ ]	WITHHOLD	[ ]
(5)	Wenfang Liu	FOR	[ ]	WITHHOLD	[ ]
(6)	Zhijun Tong	FOR	[ ]	WITHHOLD	[ ]
(7)	Chong Yang Li	FOR	[ ]	WITHHOLD	[ ]
(8)	Sandy (Han) Zhang	FOR	[ ]	WITHHOLD	[ ]
(9)	Albert (Wai Keung) Yeung	FOR	[ ]	WITHHOLD	[ ]

2.	Ratify the appointment of KPMG as the Company’s independent public accounting firm for fiscal year ending December 31, 2012 – The Board recommends a vote FOR this Proposal.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

3.	Approve the compensation of the Company’s named executive officers as disclosed in this Amended Proxy Statement – The Board recommends a vote FOR this Proposal.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

4.	Adopt the amendment to FOURTH Article of the Certificate of Incorporation as disclosed in this Amended Proxy Statement – The Board recommends a vote FOR this Proposal.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

5.	Adopt the amendment to FIFTH Article of the Certificate of Incorporation as disclosed in this Amended Proxy Statement – The Board recommends a vote FOR this Proposal.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

6.	Adopt the amendment to SIXTH Article of the Certificate of Incorporation as disclosed in this Amended Proxy Statement – The Board recommends a vote FOR this Proposal.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

7.

Adopt the proposed EIGHTH Article to the Certificate of Incorporation and the amendments to Section 3.03 and Section 8.09 of the Bylaws as disclosed in this Amended Proxy Statement – The Board recommends a vote FOR this Proposal.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

8.	Adopt the amendment to Section 2.03 of the Bylaws as disclosed in this Amended Proxy Statement – The Board recommends a vote FOR this Proposal.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

9.	Adopt the proposed Section 2.04 to the Bylaws as disclosed in this Amended Proxy Statement – The Board recommends a vote FOR this Proposal.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

10.	Adopt the amendment to Section 3.02 of the Bylaws as disclosed in this Amended Proxy Statement – The Board recommends a vote FOR this Proposal.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

11.	Adopt the amendment to Section 8.09 of the Bylaws as disclosed in this Amended Proxy Statement – The Board recommends a vote FOR this Proposal.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

By signing this Proxy Card, the Proxies or their substitutes are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournment or postponement thereof in their discretion, including without limitation, (i) to elect any person to the Board of Directors where a nominee in Proposal No. 1 is unable to serve or will not serve and (ii) to vote “FOR” or “WITHHOLD” with respect to any director nominee nominated by a Stockholder at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NO. 2 TO PROPOSAL NO. 11.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES, FOR THE RATIFICATION OF THE SELECTION OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, FOR THE ADOPTION OF THE AMENDMENT TO FOURTH ARTICLE OF THE CERTIFICATE OF INCORPORATION, FOR THE ADOPTION OF THE AMENDMENT TO FIFTH ARTICLE OF THE CERTIFICATE OF INCORPORATION, FOR THE ADOPTION OF THE AMENDMENT TO SIXTH ARTICLE OF THE CERTIFICATE OF INCORPORATION, FOR THE ADOPTION OF THE PROPOSED EIGHTH ARTICLE TO THE CERTIFICATE OF INCORPORATION AND THE AMENDMENTS TO SECTION 3.03 AND SECTION 8.09 OF THE BYLAWS, FOR THE ADOPTION OF THE AMENDMENT TO SECTION 2.03 OF THE BYLAWS, FOR THE ADOPTION OF SECTION 2.04 TO THE BYLAWS, FOR THE ADOPTION OF THE AMENDMENT TO SECTION 3.02 OF THE BYLAWS AND FOR THE ADOPTION OF THE AMENDMENT TO SECTION 8.09 OF THE BYLAWS AS DISCLOSED IN THE AMENDED PROXY STATEMENT.

BY SIGNING THIS PROXY CARD, THE PROXIES OR THEIR SUBSTITUTES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THEIR DISCRETION, INCLUDING WITHOUT LIMITATION, (I) TO ELECT ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE IN PROPOSAL NO. 1 IS UNABLE TO SERVE OR WILL NOT SERVE AND (II) TO VOTE “FOR” OR “WITHHOLD” WITH RESPECT TO ANY DIRECTOR NOMINEE NOMINATED BY A STOCKHOLDER AT THE ANNUAL MEETING.

This Blue Proxy Card being sent to you replaces the White Proxy Card sent to you on or about May 2, 2012 and proxies granted on the White Proxy Card will not be counted at the Annual Meeting. Any vote cast over the Internet or by telephone prior to the date of the Amended Proxy Statement will not be counted. If you have already voted over the Internet or by telephone, you must revote in such manner prior to the Annual Meeting in order for your vote to be counted.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Amended Proxy Statement dated July 2, 2012, and the 2011 Annual Report to Stockholders and ratify all that the Proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name

Name (if joint)

Date _____________, 2012

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer of the corporation. When a proxy is given by a partnership, it should be signed by an authorized person. No postage is required if returned in the enclosed envelope.

Appendix A

STATE OF DELAWARE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CHINA BIOLOGIC PRODUCTS, INC.

China Biologic Products, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

The name of the Corporation is China Biologic Products, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 10, 2007.

This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of the General Corporation Law of the State of Delaware (the “DGCL”) by the Board of Directors and the stockholders of the Corporation.

Pursuant to Section 242 and Section 245 of the DGCL, this Amended and Restated Certificate of Incorporation amends and restates the provisions of the Certificate of Incorporation of this Corporation.

The text of the Certificate of Incorporation is hereby amended and restated in its entirety to read as set follows:

FIRST: The name of this ~~corporation~~Corporation shall be: CHINA BIOLOGIC PRODUCTS, INC.

SECOND: Its registered office in the State of Delaware is to be located at 615 South DuPont Highway, city of Dover County of Kent, Delaware 19901 and its registered agent at such address is National ~~corporte~~Corporate Research, Ltd.

THIRD: The purposes of the ~~corporation~~Corporation shall be:

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: ~~The total number of shares of stock which this corporation is authorized to issue is: 110,000,000 shares, with a par value of~~(a) The total number of shares of stock which this Corporation is authorized to issue is: 110,000,000 shares, with a par value of $0.0001, of which 100,000,000 shall be Common Stock and 10,000,000 shall be Preferred Stock.

~~$0.0001, of which 100,000,000 shall be Common Stock and 10,000,000 shall be Preferred Stock.~~

~~FIFTH: The mane and address of the incorporator is as follows:~~

~~Sarah-Nicole Pinheiro~~

~~Loeb & Loeb LLP~~

Appendix A

~~345 Park Avenue~~

~~New York, New York 10154~~

(b) The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions and to set forth in a certificate of designations filed pursuant to the DGCL the powers, designations, preferences and relative, participation, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions that dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

(c) Any amendment, modification or repeal of Section (b) of this FOURTH Article shall require affirmative vote of stockholders holding at least two-thirds (2/3) of the combined voting power of the then outstanding shares of capital stock of the Corporation, voting together as a single class.

FIFTH: Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent, any action required or permitted to be taken by stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting.

Any amendments to this FIFTH Article shall require affirmative vote of stockholders holding at least two-thirds (2/3) of the combined voting power of the then outstanding shares of capital stock of the Corporation, voting together as a single class.

SIXTH: The Board of Directors ~~shall have the power~~of the Corporation is expressly authorized to adopt, amend or repeal the ~~by-laws.~~Bylaws of the Corporation unless otherwise specified for any particular provision in the Bylaws.

SEVENTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the director’s ~~dity~~duty of loyalty to the Corporation or its stockholders, (ii) for acts of omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the ~~Delaware GeneralCorporation Law of~~DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article Seventh shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

Appendix A

EIGHTH: (a) The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by this Certificate of Incorporation or by the Bylaws directed or required to be exercised or done by the stockholders.

(b) The Board of Directors shall consist of no more than nine members, the exact number of which shall be fixed from time to time by vote of the stockholders or of the Board of Directors, at any regular or special meeting. Subject to the rights of holders of any series of preferred stock with respect to the election of directors, the directors of the Corporation shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. The initial assignment of members of the Board of Directors to each such class shall be made by the Board of Directors. Initially, Class I directors shall be elected for a one-year term, Class II directors for a two-year term, and Class III directors for a three-year term. At each succeeding annual meeting of the stockholders beginning at the annual meeting after such first meeting, successors to the class of directors whose term expires at that meeting shall be elected for a three-year term. Subject to the rights of holders of any series of Preferred Stock with respect to the election of directors, if the number of directors that constitutes the Board of Directors is changed, any newly created directorships or decrease in directorships shall be so apportioned by the Board of Directors among the classes as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected, subject, however, to his or her prior death, resignation, retirement or removal from office. Directors need not be residents of Delaware or stockholders of the Corporation. Subject to any additional requirement set forth in the Corporation’s corporate governance guidelines, in any election of directors held at a meeting of stockholders, the persons receiving a plurality of the votes cast by the stockholders entitled to vote thereon at such meeting who are present or represented by proxy, up to the number of directors to be elected in such election, shall be deemed elected.

(c) If any vacancy occurs in the Board of Directors caused by death, resignation, retirement, disqualification, or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor or fill the newly created directorship; and a director so chosen shall hold office until the next applicable election and until his successor shall be duly elected and shall qualify, unless sooner displaced. Any director may be removed either for or without cause at any special meeting of stockholders duly called and held for such purpose.

(d) Any amendments to this EIGHTH Article shall require affirmative vote of stockholders holding at least two-thirds (2/3) of the combined voting power of the then outstanding shares of capital stock of the Corporation, voting together as a single class.

Appendix A

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed on its behalf this ____ day of ______, 2012.

________________________

David (Xiaoying) Gao

Chief Executive Officer

Appendix A

Appendix B

SECOND AMENDED AND RESTATED BYLAWS
OF
CHINA BIOLOGIC PRODUCTS, INC.
(the “Corporation”)

     Adopted on ~~March 20, 2009~~July , 2012
_______________________________________________________

ARTICLE I
OFFICES

Section 1.01. Registered Office. The registered office of the Corporation in the State of Delaware shall be as form time to time set forth in the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”).

Section 1.02. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors of the Corporation (the “Board of Directors” or the “Board”) may from time to time determine or the business of the Corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

Section 2.01. Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before such meeting shall be held at the time and place designated by the Board of Directors.

Section 2.02. Voting List. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 2.03. Special Meeting. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Chief Executive Officer or the ~~President of the Corporation or by~~Chairman of the Board of Directors or by written order of a majority of the directors ~~or shall be called by the President or the Secretary at the request in writing of stockholders owning a majority of the entire capital stock of the Corporation issued and outstanding and entitled to vote~~. Such request shall state the purposes of the proposed meeting. The ~~President of the Corporation~~Chief Executive Officer or Chairman or directors so calling~~, or the stockholders so requesting,~~ any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.

Section 2.04. Advance Notice Procedures.

(i) Advance Notice of Stockholder Business (Other than Director Nominations). At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the Corporation’s proxy materials with respect to such meeting, (B) by or at the direction of the Board of Directors, or (C) by a stockholder of the Corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.04(i) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.04(i). In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these Bylaws and applicable law. For the avoidance of doubt, clause (C) above shall be the exclusive means for a stockholder to bring business (other than relating to director nominations) before an annual meeting of stockholders.

Appendix B

(a) To comply with clause (C) of Section 2.04(i) above, a stockholder’s notice must set forth all information required under this Section 2.04(i) and must be timely received by the Secretary of the Corporation. To be timely, a stockholder’s notice must be received by the Secretary at the principal executive offices of the Corporation not later than the 60th day nor earlier than the 90th day before the one-year anniversary of the date on which the Corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the Secretary not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of (i) the 60th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.04(i)(a). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or any successor thereto (the “1934 Act”).

(b) To be in proper written form, a stockholder’s notice to the Secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the Corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the Secretary must be supplemented not later than ten days following the record date to disclose the information contained in clauses (3) and (4) above as of the record date. For purpose of this Section 2.04, a “Stockholder Associated Person” of any stockholder shall mean (A) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (B) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (C) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (A) and (B).

(c) Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.04(i) and, if applicable, Section 2.04(ii). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.04(i), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

Appendix B

(ii) Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these Bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.04(ii) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election to the Board of Directors of the Corporation shall be made at an annual meeting of stockholders only (A) by or at the direction of the Board of Directors or (B) by a stockholder of the Corporation who (1) was a stockholder of record at the time of the giving of the notice required by this Section 2.04(ii) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.04(ii). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

(a) To comply with clause (B) of Section 2.04(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.04(ii) and must be received by the Secretary of the Corporation at the principal executive offices of the Corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.04(i)(a) above.

(b) To be in proper written form, such stockholder’s notice to the Secretary must set forth:

(1) as to each person (a “nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the Corporation that are held of record or are beneficially owned by the nominee and any derivative positions held or beneficially held by the nominee, (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (F) a written statement executed by the nominee acknowledging that as a director of the Corporation, the nominee will owe a fiduciary duty under Delaware law with respect to the Corporation and its stockholders, and (G) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

(2) as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.04(i)(b) above, and the supplement referenced in the second sentence of Section 2.04(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of a number of the Corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect such nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”).

(c) At the request of the Board of Directors, any person nominated by a stockholder for election as a director must furnish to the Secretary of the Corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given and (2) such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee; in the absence of the furnishing of such information if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.04(ii).

Appendix B

(d) Without exception, no person shall be eligible for election or re-election as a director of the Corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.04(ii). In addition, a nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these Bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(iii) Advance Notice of Director Nominations for Special Meetings.

(a) For a special meeting of stockholders at which directors are to be elected pursuant to Section 2.03, nominations of persons for election to the Board of Directors shall be made only (1) by or at the direction of the Board of Directors or (2) by any stockholder of the Corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.04(iii) and on the record date for the determination of stockholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the Secretary of the Corporation that includes the information set forth in Sections 2.04(ii)(b) and (ii)(c) above. To be timely, such notice must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the Board of Directors or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.04(iii). In addition, a nominee shall not be eligible for election or reelection if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such nominee or if the Nominee Solicitation Statement applicable to such nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

(b) The chairperson of the special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these Bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

(iv) Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.04, a stockholder must also comply with all applicable requirements of state law and of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.04, including, with respect to business such stockholder intends to bring before the annual meeting that involves a proposal that such stockholder requests to be included in the Corporation’s proxy statement, the requirements of Rule 14a-8 (or any successor provision) under the 1934 Act. Nothing in this Section 2.04 shall be deemed to affect any right of the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the 1934 Act.

Section 2.05. Notice of Meeting. Written notice of the annual, and each special meeting of stockholders, stating the time, place, and purpose or purposes thereof, shall be given to each stockholder entitled to vote thereat, not less than 10 nor more than 60 days before the meeting, either personally or by mail, by or at the direction of the Chief Executive Officer, the President, the Secretary, or the officer or person calling the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books and records of the Corporation or its  transfer agent, with postage thereon prepaid.

Appendix B

Section ~~2.05.~~2.06. Quorum. The holders of a majority of the shares of the Corporation~~’~~’s capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders for the transaction of business, except as otherwise provided by statute or by the Certificate of Incorporation. Notwithstanding the other provisions of the Certificate of Incorporation or these Bylaws, the holders of a majority of the shares of the Corporation~~’~~’s capital stock entitled to vote thereat, present in person or represented by proxy, whether or not a quorum is present, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Section ~~2.06.~~2.07. Voting. When a quorum is present at any meeting of the stockholders, the vote of the holders of a majority of the shares of the Corporation~~’~~’s capital stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes, of the Certificate of Incorporation or of these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and filed with the Secretary ~~of the Corporation~~ before, or at the time of, the meeting.

~~Section 2.07. Consent of Stockholders. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action by any provision of Delaware statutes, the meeting and vote of stockholders may be dispensed with if the holders of shares of the Corporation’s capital stock having not less than the minimum percentage of the vote required by statute for the proposed corporate action consent in writing, and provided that prompt notice must be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous written consent.~~

Section 2.08. Voting of Stock of Certain Holders. Shares of the Corporation~~’~~’s capital stock standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the Bylaws of such corporation may prescribe, or in the absence of such provision, as the ~~Board~~board of ~~Directors~~directors of such corporation may determine. Shares standing in the name of a deceased person may be voted by the executor or administrator of such deceased person, either in person or by proxy. Shares standing in the name of a guardian, conservator, or trustee may be voted by such fiduciary, either in person or by proxy, but no such fiduciary shall be entitled to vote shares held in such fiduciary capacity without a transfer of such shares into the name of such fiduciary. Shares standing in the name of a receiver may be voted by such receiver. A stockholder whose shares are pledged shall be entitled to vote such shares, unless in the transfer by the pledgor on the books of the Corporation, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent the stock and vote thereon.

Section 2.09. Treasury Stock. The Corporation shall not vote, directly or indirectly, shares of its own capital stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares of the Corporation~~’~~’s capital stock.

Section 2.10. Fixing Record Date. The Board of Directors may fix in advance a date, which shall not be more than 60 days nor less than 10 days preceding the date of any meeting of stockholders, nor more than 60 days preceding the date for payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change, or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining a consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to such notice of, and to vote at, any such meeting and any adjournment thereof, or to receive payment of such dividend or distribution, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

Appendix B

Section 2.11. Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, or in his absence by the Vice Chairman, or in his absence by the Chief Executive Officer, or in his absence by the President, or in his absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the Chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.12. Telephonic Meetings Permitted. Any stockholder may participate in a meeting of the stockholders by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to these Bylaws shall constitute presence in person at such meeting.

Section 2.13. Proxies. A stockholder entitled to vote at a meeting of stockholders ~~or entitled to express consent or dissent without a meeting~~ may authorize other persons to act for him or her by a proxy. A proxy shall be signed by the stockholder or his or her authorized agent or other representative. A proxy is not valid after the expiration of 12 months from its date unless otherwise provided in the proxy.

ARTICLE III
BOARD OF DIRECTORS

Section 3.01. Powers. The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

Section 3.02. ~~Number,~~ Number of Directors. The Board of Directors shall consist of no more than nine members, the exact number of which shall be fixed from time to time by vote of the stockholders or of the Board of Directors, at any regular or special meeting, subject to the provisions of the Certificate of Incorporation.

Section 3.03. Election, Term, and Qualifications. ~~The number of Directors which shall constitute the whole Board of Directors may be fixed from time to time by vote of the stockholders or of the Board of Directors, at any regular or special meeting, subject to the provisions of the Certificate of Incorporation. The directors shall be elected at the annual meeting of stockholders, except as provided in Section 3.03 or in the Certificate of Incorporation, and each director elected shall hold office until his successor shall be elected and shall qualify. At each meeting of the stockholders for the election of directors at which a quorum is present, the persons receiving the greatest number of votes shall be the directors. Directors need not be residents of Delaware or stockholders of the Corporation.~~Subject to the rights of holders of any series of preferred stock with respect to the election of directors, the directors of the Corporation shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. The initial assignment of members of the Board of Directors to each such class shall be made by the Board of Directors. Initially, Class I directors shall be elected for a one-year term, Class II directors for a two-year term, and Class III directors for a three-year term. At each succeeding annual meeting of the stockholders beginning at the annual meeting after such first meeting, successors to the class of directors whose term expires at that meeting shall be elected for a three-year term. Subject to the rights of holders of any series of preferred stock with respect to the election of directors, if the number of directors that constitutes the Board of Directors is changed, any newly created directorships or decrease in directorships shall be so apportioned by the Board of Directors among the classes as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected, subject, however, to his or her prior death, resignation, retirement or removal from office. Directors need not be residents of Delaware or stockholders of the Corporation. Subject to any additional requirement set forth in the Corporation’s corporate governance guidelines, in any election of directors held at a meeting of stockholders, the persons receiving a plurality of the votes cast by the stockholders entitled to vote thereon at such meeting who are present or represented by proxy, up to the number of directors to be elected in such election, shall be deemed elected.

Appendix B

Section ~~3.03.~~3.04. Vacancies, Additional Directors, and Removal From Office. If any vacancy occurs in the Board of Directors caused by death, resignation, retirement, disqualification, or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor or fill the newly created directorship; and a director so chosen shall hold office until the next applicable election and until his successor shall be duly elected and shall qualify, unless sooner displaced. Any director may be removed either for or without cause at any special meeting of stockholders duly called and held for such purpose.

Section ~~3.04.~~3.05. Compensation. Directors shall not be entitled to any stated salary for their services unless voted by the stockholders or the Board of Directors; but by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors or any meeting of a committee of directors. No provision of these Bylaws shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.

Section ~~3.05.~~3.06. Regular Meeting. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board may from time to time determine, and if so determined notice thereof need not be given.

Section ~~3.06.~~3.07. Special Meeting. A special meeting of the Board of Directors may be called by the Chairman of the Board of Directors or by the Chief Executive Officer or President of the Corporation and shall be called by the Secretary on the written request of a majority of the directors. The Chairman or Chief Executive Officer or President so calling, or the directors so requesting, any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.

Section ~~3.07.~~3.08. Notice of Special Meeting. Written notice of special meetings of the Board of Directors shall be given to each director at least 48 hours prior to the time of such meeting either personally, by telephone, by e-mail, by telegram or by mail. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting, except that notice shall be given of any proposed amendment to the Bylaws if it is to be adopted at any special meeting or with respect to any other matter where notice is required by statute.

Section ~~3.08.~~3.09. Telephonic Meetings Permitted. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any member of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to these Bylaws shall constitute presence in person at such meeting.

Section ~~3.09.~~3.10. Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, or in his absence by the Chief Executive Officer, or in his absence by the President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section ~~3.10.~~3.11. Quorum and Vote Required for Action. A majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these Bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Appendix B

Section ~~3.11.~~3.12. Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof as provided in Article IV of these Bylaws, may be taken without a meeting, if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or such committee.

ARTICLE IV
COMMITTEE OF DIRECTORS

Section 4.01. Designation, Powers and Name. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each such committee to consist of two or more of the directors of the Corporation. The committee shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the Corporation as may be provided in such resolution. The committee may authorize the seal of the Corporation to be affixed to all papers that may require it. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Such committee or committees shall have such name or names and such limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

Section 4.02. Minutes. Each committee of directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

Section 4.03. Compensation. Members of special or standing committees may be allowed compensation for attending committee meetings, if the Board of Directors shall so determine.

Section 4.04. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board may adopt, amend and repeal rules for the conduct of it business. In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of such members present at a meeting shall be the act of such committee, and in other respects each committee shall conduct its business pursuant to Article III of these Bylaws.

ARTICLE V
OFFICERS

Section 5.01. Officers; Election. As soon as practicable after the annual meeting of stockholders in each year, the Board shall elect a President and a Secretary. The Board may also elect a Chairman of the Board, a Chief Executive Officer, a Chief Operating Officer, a Chief Financial Officer, one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person.

Section 5.02. Term of Office; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each officer shall hold office until the first meeting of the Board after the annual meeting of stockholders next succeeding his election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Board or to the President of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board may remove any officer with or without cause at any time, provided that such action by the Board shall require the vote of a majority of the whole Board. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal, or otherwise shall or may be filled for the unexpired portion of the term by the Board at any regular or special meeting in the manner provided in Section ~~5.1~~5.01 for election of officers following the annual meeting of stockholders.

Appendix B

Section 5.03. Employment and Other Contracts. The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances. The Board of Directors may, when it believes the interest of the Corporation will best be served thereby, authorize executive employment contracts which will contain such terms and conditions as the Board of Directors deems appropriate.

Section 5.04. Chairman of the Board. The Chairman of the Board, subject to the direction of the Board of Directors, shall perform such executive, supervisory and management functions and duties as from time to time may be assigned to him or her by the Board of Directors. The Chairman of the Board shall preside at all meetings of the stockholders of the Corporation and all meetings of the Board of Directors.

Section 5.05. Chief Executive Officer. The Chief Executive Officer shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall preside at all meetings of the stockholders of the Corporation and all meetings of the Board of Directors in the absence of the Chairman of the Board.

Section 5.06. President. The President shall be subject to the direction of the Board of Directors and the Chief Executive Officer (if any), and shall have general charge of the business, affairs and property of the Corporation and general supervision over its other officers and agents. The President shall see that the officers carry all other orders and resolutions of the Board of Directors into effect. The President shall execute all authorized conveyances, contracts, or other obligations in the name of the Corporation except where required by law to be otherwise signed and executed and except where the signing and execution shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation or reserved to the Board of Directors or any committee thereof. The President shall preside at all meetings of the stockholders of the Corporation and all meetings of the Board of Directors in the absence of the Chairman of the Board and the Chief Executive Officer. The President shall perform all duties incident to the office of the President and such other duties as may be prescribed by the Board of Directors from time to time.

Section 5.07. Chief Operating Officer. The Chief Operating Officer shall be subject to the direction of the Chief Executive Officer (if any), the President and the Board of Directors and shall have day-to-day managerial responsibility for the operation of the Corporation.

Section 5.08. Chief Financial Officer. The Chief Financial Officer shall be subject to the direction of the Chief Executive Officer (if any), the President and the Board of Directors and shall have day-to-day managerial responsibility for the finances of the Corporation.

Section 5.09. Vice Presidents. Each Vice President shall have such powers and perform such duties as the Board of Directors or any committee thereof may from time to time prescribe, or as the President may from time to time delegate to him. In the absence or disability of the President, any Vice President may perform the duties and exercise the powers of the President.

Appendix B

Section 5.10. Secretary. At every meeting of the Board of Directors, the Secretary shall record the minutes of the proceedings of the Board and shall provide copies of such minutes to all of the Directors and to such officers as the Chairman of the Board may direct. The Secretary shall give (or cause to be given) notice of all meetings of the Board of Directors and shall perform such other duties as from time to time may be proscribed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or the Treasurer. The Secretary shall have custody of the seal of the Corporation and shall have authority to affix the same to any instrument requiring it, and to attest the seal by his or her signature. The Board of Directors may give general authority to officers other than the Secretary to affix the seal of the Corporation and to attest the affixing thereof by their signature.

Section 5.11. Assistant Secretaries. At the request of the Secretary, or in his or her absence or disability, any Assistant Secretary, shall perform all the duties of the Secretary and be subject to all the restrictions upon the Secretary. The Assistant Secretary shall perform such other duties as may be assigned to him or her by the Board of Directors or the Secretary.

Section 5.12. Treasurer. The Treasurer shall have the custody of the corporate funds, securities, or similar valuable effects, and evidences of indebtedness, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as from time to time may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation in such manner as may be ordered by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President from time to time and shall render the Chairman of the Board and the Board of Directors, at meetings of the Board of Directors or whenever any of them may so require, an account of all transactions and of the financial condition of the Corporation.

Section 5.13. Assistant Treasurers. At the request of the Treasurer, or in his or her absence or disability, any Assistant Treasurer, shall perform all the duties of the Treasurer and be subject to all the restrictions upon the Treasurer. The Assistant Treasurer shall perform such other duties as may be assigned to him or her by the Board of Directors or the Treasurer.

Section 5.14. Bonding. If required by the Board of Directors, all or certain of the officers shall give the Corporation a bond, in such form, in such sum, and with such surety or sureties as shall be satisfactory to the Board of Directors, for the faithful performance of the duties of their office and for the restoration to the Corporation, in case of their death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation.

Section 5.15. Other Officers. The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution adopted by the Board of Directors which is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board. The Board may require any officer, agent, or employee to give security for the faithful performance of his duties.

ARTICLE VI
STOCK

Section 6.01. Certificates. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation~~’~~’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman of the Board of Directors or Vice-Chairman of the Board of Directors, or the Chief Executive Officer, or the President or Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Appendix B

Section 6.02. Lost, Stolen or Destroyed Stock Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Corporation may require the owner of the lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VII
INDEMNIFICATION

Section 7.01. Indemnification. The Corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that such person, or a person of whom he or she is the legal representative, is or was a director, officer, employee, or agent of the Corporation or any predecessor of the Corporation, or serves or served any other enterprise as a director, officer, employee, or agent at the request of the Corporation or any predecessor of the Corporation.

Section 7.02. Payment of Expenses. The Corporation shall pay any expenses reasonably incurred by a director or officer in defending a civil or criminal action, suit, or proceeding in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation under this Article or otherwise. The Corporation may, by action of its Board of Directors, provide for the payment of such expenses incurred by employees and agents of the Corporation as it deems appropriate.

Section 7.03. Indemnity Not Exclusive. The rights conferred on any person under this Article shall not be deemed exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Corporation~~’~~’s Certificate of Incorporation, ~~By-Law~~Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

All rights to indemnification and to the advancement of expenses under this Article shall be deemed to be provided by a contract between the Corporation and the director, officer, employee, or agent who serves in such capacity at any time while these Bylaws and any other relevant provisions of the Delaware General Corporation Law and any other applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

For purposes of this Article, references to “the Corporation” shall be deemed to include any subsidiary of the Corporation now or hereafter organized under the laws of the State of Delaware.

ARTICLE VIII
MISCELLANEOUS

Section 8.01. Waiver of Notice of Meetings. Whenever notice is required to be given by law or under any provision of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

Section 8.02. Seal. The Corporation may have a corporate seal which shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Appendix B

Section 8.03. Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section 8.04. Dividends. Dividends upon the stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, bonds, in property, or in shares of stock, subject to the provisions of the Certificate of Incorporation.

Section 8.05. Reserves. Before the payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve.

Section 8.06. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 8.07. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 8.08. Off-Shore Offerings. In all offerings of securities pursuant to Regulation S of the Securities Act of 1933, as amended (the “Act”), the Corporation shall require that its stock transfer agent refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Act or an available exemption thereunder.

Section 8.09. Amendments. These Bylaws may be altered, amended, or repealed at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, or repeal be contained in the notice of such special meeting~~.~~; provided that, any alteration, amendment, or repeal of Sections 2.03, 2.04, 3.02, 3.03 and 8.09 of these Bylaws shall also require affirmative vote of holders of two thirds (2/3) of the voting power of the then outstanding shares of capital stock of the Corporation, voting together as a single class.

Appendix B